Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q14

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Revenues by Business	19

Corporate / Other	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Consumer Key Indicators	26 - 27

Citigroup Supplemental Detail
Average Balances and Interest Rates	28
Deposits	29
Loans
Citicorp	30
Citi Holdings / Total Citigroup	31
Consumer Loan Delinquency Amounts and Ratios
90+ Days	32
30-89 Days	33
Allowance for Credit Losses
Total Citigroup	34
Consumer and Corporate	35 - 36
Components of Provision for Loan Losses
Citicorp	37
Citi Holdings / Total Citigroup	38
Non-Accrual Assets
Total Citigroup	39
Citicorp	40
Citi Holdings	41

Reconciliation of Non-GAAP Financial Measures	42

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Total Revenues, Net of Interest Expense	$17,779	$20,124	$19,342	$19,604	$17,812	(9)%	—	$76,419	$76,882	1%
Total Operating Expenses	12,292	12,149	15,521	12,955	14,426	11%	17%	48,408	55,051	14%
Net Credit Losses (NCLs)	2,547	2,439	2,189	2,097	2,248	7%	(12)%	10,463	8,973	(14)%
Credit Reserve Build / (Release)	(636)	(646)	(610)	(522)	(367)	30%	42%	(2,859)	(2,145)	25%
Provision for Unfunded Lending Commitments	(34)	(27)	(31)	(30)	(74)	NM	NM	80	(162)	NM
Provision for Benefits & Claims	195	208	182	205	206	—	6%	830	801	(3)%
Provision for Credit Losses and for Benefits and Claims	2,072	1,974	1,730	1,750	2,013	15%	(3)%	8,514	7,467	(12)%
Income from Continuing Operations before Income Taxes	3,415	6,001	2,091	4,899	1,373	(72)%	(60)%	19,497	14,364	(26)%
Income Taxes (benefits)	1,090	2,050	1,838	1,985	991	(50)%	(9)%	5,867	6,864	17%
Income from Continuing Operations	$2,325	$3,951	$253	$2,914	$382	(87)%	(84)%	$13,630	$7,500	(45)%
Income (Loss) from Discontinued Operations, net of Taxes	181	37	(22)	(16)	(1)	94%	NM	270	(2)	NM
Net Income before Noncontrolling Interests	2,506	3,988	231	2,898	381	(87)%	(85)%	13,900	7,498	(46)%
Net Income Attributable to Noncontrolling Interests	50	45	50	59	31	(47)%	(38)%	227	185	(19)%
Citigroup’s Net Income	$2,456	$3,943	$181	$2,839	$350	(88)%	(86)%	$13,673	$7,313	(47)%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.71	$1.22	$0.03	$0.88	$0.06	(93)%	(92)%	$4.26	$2.20	(48)%
Citigroup’s Net Income	$0.77	$1.23	$0.03	$0.88	$0.06	(93)%	(92)%	$4.35	$2.20	(49)%
Shares (in millions):
Average Basic	3,028.0	3,037.4	3,033.8	3,029.5	3,025.6	—	—	3,035.8	3,031.5	—
Average Diluted	3,034.6	3,043.3	3,038.3	3,034.8	3,031.5	—	—	3,041.6	3,037.0	—
Common Shares Outstanding, at period end	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9	—	—

Preferred Dividends - Basic	$71	$124	$100	$128	$159	24%	NM	$194	$511	NM
Preferred Dividends - Diluted	$71	$124	$100	$128	$159	24%	NM	$194	$511	NM

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,161	$3,720	$102	$2,682	$189	(93)%	(91)%	$12,951	$6,693	(48)%
Citigroup’s Net Income	$2,338	$3,757	$80	$2,667	$188	(93)%	(92)%	$13,216	$6,691	(49)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,161	$3,720	$102	$2,683	$189	(93)%	(91)%	$12,952	$6,693	(48)%
Citigroup’s Net Income	$2,338	$3,757	$80	$2,667	$188	(93)%	(92)%	$13,217	$6,691	(49)%

Regulatory Capital Ratios and Performance Metrics:
Basel III Common Equity Tier 1 Capital Ratio (1) (2)	10.11%	10.47%	10.58%	10.66%	10.5%
Basel III Tier 1 Capital Ratio (1) (2)	10.74%	11.12%	11.36%	11.43%	11.4%
Basel III Total Capital Ratio (1) (2)	12.08%	12.53%	12.71%	12.77%	12.7%
Estimated Basel III Supplementary Leverage Ratio (2) (3)	5.43%	5.71%	5.83%	5.99%	6.0%
Return on Average Assets	0.52%	0.85%	0.04%	0.59%	0.07%			0.73%	0.39%
Efficiency Ratio	69%	60%	80%	66%	81%			63%	72%
Return on Average Common Equity (2)	4.8%	7.8%	0.2%	5.3%	0.4%

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,880.4	$1,894.7	$1,909.7	$1,882.8	$1,842.5	(2)%	(2)%
Total Average Assets	1,888.0	1,888.3	1,903.3	1,895.4	1,900.2	—	1%	1,883.3	1,896.8	1%
Total Deposits(4)	968.3	966.3	965.7	942.7	899.3	(5)%	(7)%
Citigroup’s Stockholders’ Equity	204.3	208.5	211.4	212.3	210.5	(1)%	3%
Book Value Per Share	$65.23	$66.25	$66.76	$67.11	$66.16	(1)%	1%
Tangible Book Value Per Share(5)	$55.31	$56.40	$56.89	$57.53	$56.83	(1)%	3%

Direct Staff (in thousands)	251	248	244	243	241	(1)%	(4)%

(1)            Citigroup’s Basel III risk-based capital ratios, which are based on the final U.S. Basel III rules and reflect full implementation assumed for related capital components, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework. In addition, the 4Q 2013 ratios were adjusted to include, on a pro forma basis, approximately $56 billion of additional operational risk-weighted assets related to Citigroup’s approved exit from Basel III parallel reporting, effective with the second quarter of 2014. See page 42 for a reconciliation of this measure to reported results.

(2)            December 31, 2014 ratios are preliminary.

(3)            Citigroup’s estimated Basel III Supplementary Leverage ratio (SLR) and certain related components are non-GAAP financial measures.  Citigroup believes this ratio and its components provide useful information to investors and others by measuring Citigroup’s progress against future regulatory capital standards.  Citigroup’s estimated Basel III SLR is based on the revised final U.S. Basel III rules, issued in September 2014.

(4)            At December 31, 2014, approximately $20.6 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement to sell its Japan retail banking business.

(5)            Tangible book value per share is a non-GAAP financial measure.  See page 42 for a reconciliation of this measure to reported results.

Note:  Ratios and returns are calculated based on the displayed amounts.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)
Revenues
Interest revenue	$15,707	$15,350	$15,561	$15,512	$15,260	(2)%	(3)%	$62,970	$61,683	(2)%
Interest expense	3,737	3,591	3,615	3,325	3,159	(5)%	(15)%	16,177	13,690	(15)%
Net interest revenue	11,970	11,759	11,946	12,187	12,101	(1)%	1%	46,793	47,993	3%

Commissions and fees	3,152	3,184	3,441	3,280	3,127	(5)%	(1)%	12,941	13,032	1%
Principal transactions	965	2,888	1,843	1,549	418	(73)%	(57)%	7,302	6,698	(8)%
Administrative and other fiduciary fees	970	1,009	1,029	1,029	946	(8)%	(2)%	4,089	4,013	(2)%
Realized gains (losses) on investments	(16)	128	84	136	222	63%	NM	748	570	(24)%
Other-than-temporary impairment losses on investments and other assets	(73)	(201)	(37)	(91)	(95)	(4)%	(30)%	(535)	(424)	21%
Insurance premiums	552	545	538	530	497	(6)%	(10)%	2,280	2,110	(7)%
Other revenue	259	812	498	984	596	(39)%	NM	2,801	2,890	3%
Total non-interest revenues	5,809	8,365	7,396	7,417	5,711	(23)%	(2)%	29,626	28,889	(2)%
Total revenues, net of interest expense	17,779	20,124	19,342	19,604	17,812	(9)%	—	76,419	76,882	1%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,547	2,439	2,189	2,097	2,248	7%	(12)%	10,463	8,973	(14)%
Credit reserve build / (release)	(636)	(646)	(610)	(522)	(367)	30%	42%	(2,859)	(2,145)	25%
Provision for loan losses	1,911	1,793	1,579	1,575	1,881	19%	(2)%	7,604	6,828	(10)%
Policyholder benefits and claims	195	208	182	205	206	—	6%	830	801	(3)%
Provision for unfunded lending commitments	(34)	(27)	(31)	(30)	(74)	NM	NM	80	(162)	NM
Total provisions for credit losses and for benefits and claims	2,072	1,974	1,730	1,750	2,013	15%	(3)%	8,514	7,467	(12)%

Operating Expenses
Compensation and benefits	5,729	6,010	6,028	6,114	5,807	(5)%	1%	23,967	23,959	—
Premises and Equipment	796	805	819	804	750	(7)%	(6)%	3,165	3,178	—
Technology / communication expense	1,552	1,530	1,619	1,630	1,657	2%	7%	6,136	6,436	5%
Advertising and marketing expense	501	458	460	442	484	10%	(3)%	1,888	1,844	(2)%
Other operating	3,714	3,346	6,595	3,965	5,728	44%	54%	13,252	19,634	48%
Total operating expenses	12,292	12,149	15,521	12,955	14,426	11%	17%	48,408	55,051	14%

Income from Continuing Operations before Income Taxes	3,415	6,001	2,091	4,899	1,373	(72)%	(60)%	19,497	14,364	(26)%
Provision (benefits) for income taxes	1,090	2,050	1,838	1,985	991	(50)%	(9)%	5,867	6,864	17%

Income from Continuing Operations	2,325	3,951	253	2,914	382	(87)%	(84)%	13,630	7,500	(45)%
Discontinued Operations (1)
Income (Loss) from Discontinued Operations	(223)	40	(3)	(25)	(2)	92%	99%	(242)	10	NM
Gain (Loss) on Sale	206	—	—	—	—	—	(100)%	268	—	(100)%
Provision (benefits) for income taxes	(198)	3	19	(9)	(1)	89%	99%	(244)	12	NM
Income (Loss) from Discontinued Operations, net of taxes	181	37	(22)	(16)	(1)	94%	NM	270	(2)	NM

Net Income before Noncontrolling Interests	2,506	3,988	231	2,898	381	(87)%	(85)%	13,900	7,498	(46)%

Net Income attributable to noncontrolling interests	50	45	50	59	31	(47)%	(38)%	227	185	(19)%
Citigroup’s Net Income	$2,456	$3,943	$181	$2,839	$350	(88)%	(86)%	$13,673	$7,313	(47)%

(1)                                 Discontinued operations primarily reflect the following:

a)      In the fourth quarter of 2013, Citi completed the sale of Credicard resulting in a $189 million after-tax benefit to discontinued operations.

b)      In the first quarter of 2014, residual amounts related to the sale of Credicard and the Egg credit card business (Egg).

c)      In the second quarter of 2014, residual amounts related to the sale of Credicard, German consumer business and Egg.

d)      In the third quarter of 2014, residual amounts related to the sale of the German consumer business and Egg.

e)      In the fourth quarter of 2014, residual amounts related to previous discontinued operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						4Q14 Increase
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2013	2014	2014	2014	2014 (1)	3Q14	4Q13
Assets
Cash and due from banks (including segregated cash and other deposits)	$29,885	$33,380	$35,268	$35,976	$32,108	(11)%	7%
Deposits with banks	169,005	171,020	153,817	143,068	128,089	(10)%	(24)%
Fed funds sold and securities borr’d or purch under agree. to resell	257,037	263,398	250,353	245,462	242,570	(1)%	(6)%
Brokerage receivables	25,674	32,484	41,864	39,298	28,419	(28)%	11%
Trading account assets	285,928	278,180	290,776	290,822	296,786	2%	4%
Investments
Available-for-sale and non-marketable equity securities	298,381	302,300	303,293	309,009	309,522	—	4%
Held-to-maturity	10,599	10,600	22,330	24,038	23,921	—	NM
Total Investments	308,980	312,900	325,623	333,047	333,443	—	8%
Loans, net of unearned income
Consumer	393,831	384,661	384,345	376,318	369,970	(2)%	(6)%
Corporate	271,641	279,560	283,159	277,508	274,665	(1)%	1%
Loans, net of unearned income	665,472	664,221	667,504	653,826	644,635	(1)%	(3)%
Allowance for loan losses	(19,648)	(18,923)	(17,890)	(16,915)	(15,994)	5%	19%
Total loans, net	645,824	645,298	649,614	636,911	628,641	(1)%	(3)%
Goodwill	25,009	25,008	25,087	24,500	23,592	(4)%	(6)%
Intangible assets (other than MSRs)	5,056	4,891	4,702	4,525	4,566	1%	(10)%
Mortgage servicing rights (MSRs)	2,718	2,586	2,282	2,093	1,845	(12)%	(32)%
Other assets (2)	125,266	125,591	130,329	127,147	122,471	(4)%	(2)%
Assets related to discontinued operations held for sale	—	—	—	—	—	—	—
Total assets	$1,880,382	$1,894,736	$1,909,715	$1,882,849	$1,842,530	(2)%	(2)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$128,399	$135,632	$130,653	$128,243	$128,958	1%	—
Interest-bearing deposits in U.S. offices	284,164	280,549	289,035	285,604	284,978	—	—
Total U.S. Deposits	412,563	416,181	419,688	413,847	413,936	—	—
Non-interest-bearing deposits in offices outside the U.S.	69,406	69,263	73,991	71,228	70,925	—	2%
Interest-bearing deposits in offices outside the U.S.	486,304	480,819	472,046	457,580	414,471	(9)%	(15)%
Total International Deposits	555,710	550,082	546,037	528,808	485,396	(8)%	(13)%

Total deposits (2)	968,273	966,263	965,725	942,655	899,332	(5)%	(7)%
Fed funds purch and securities loaned or sold under agree. to repurch.	203,512	190,676	183,912	175,732	173,438	(1)%	(15)%
Brokerage payables	53,707	59,407	62,323	59,428	52,180	(12)%	(3)%
Trading account liabilities	108,762	124,040	123,370	137,272	139,036	1%	28%
Short-term borrowings	58,944	58,903	59,534	64,838	58,335	(10)%	(1)%
Long-term debt	221,116	222,747	226,984	223,842	223,080	—	1%
Other liabilities (2) (3)	59,935	62,458	74,768	65,191	85,084	31%	42%
Liabilities related to discontinued operations held for sale	—	—	—	—	—	—	—
Total liabilities	$1,674,249	$1,684,494	$1,696,616	$1,668,958	$1,630,485	(2)%	(3)%

Equity
Stockholders’ equity
Preferred stock	$6,738	$7,218	$8,968	$8,968	$10,468	17%	55%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,193	107,505	107,669	107,839	107,979	—	1%
Retained earnings	111,168	115,091	115,361	118,041	118,201	—	6%
Treasury stock	(1,658)	(2,237)	(2,520)	(2,631)	(2,929)	(11)%	(77)%
Accumulated other comprehensive income (loss)	(19,133)	(19,146)	(18,147)	(19,976)	(23,216)	(16)%	(21)%
Total common equity	$197,601	$201,244	$202,394	$203,304	$200,066	(2)%	1%

Total Citigroup stockholders’ equity	$204,339	$208,462	$211,362	$212,272	$210,534	(1)%	3%
Noncontrolling interests	1,794	1,780	1,737	1,619	1,511	(7)%	(16)%
Total equity	206,133	210,242	213,099	213,891	212,045	(1)%	3%
Total liabilities and equity	$1,880,382	$1,894,736	$1,909,715	$1,882,849	$1,842,530	(2)%	(2)%

(1)                                 Preliminary

(2)                                 See footnote 4 on page 1.

(3)                                 Includes allowance for credit losses for letters of credit and unfunded lending commitments. See page 34 for amounts by period.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,874	$4,783	$4,782	$4,989	$5,091	2%	4%	$19,776	$19,645	(1)%
EMEA	358	347	359	347	305	(12)%	(15)%	1,449	1,358	(6)%
Latin America	2,403	2,268	2,324	2,357	2,255	(4)%	(6)%	9,316	9,204	(1)%
Asia	1,834	1,895	1,916	1,944	1,791	(8)%	(2)%	7,624	7,546	(1)%
Total	9,469	9,293	9,381	9,637	9,442	(2)%	—	38,165	37,753	(1)%

Institutional Clients Group
North America	2,212	3,558	3,146	3,178	2,463	(22)%	11%	11,473	12,345	8%
EMEA	2,032	2,782	2,441	2,263	2,027	(10)%	—	10,020	9,513	(5)%
Latin America	1,151	1,102	1,150	1,015	970	(4)%	(16)%	4,692	4,237	(10)%
Asia	1,649	1,792	1,726	1,915	1,739	(9)%	5%	7,382	7,172	(3)%
Total	7,044	9,234	8,463	8,371	7,199	(14)%	2%	33,567	33,267	(1)%

Corporate / Other	(41)	141	35	8	(137)	NM	NM	121	47	(61)%

Total Citicorp	16,472	18,668	17,879	18,016	16,504	(8)%	—	71,853	71,067	(1)%

Total Citi Holdings	1,307	1,456	1,463	1,588	1,308	(18)%	—	4,566	5,815	27%

Total Citigroup - Net Revenues	17,779	20,124	19,342	19,604	17,812	(9)%	—	76,419	76,882	1%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities (1) {collectively referred to as CVA/DVA}	(164)	7	(33)	(371)	7	NM	NM	(342)	(390)	(14)%
Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$17,943	$20,117	$19,375	$19,975	$17,805	(11)%	(1)%	$76,761	$77,272	1%

(1)                       Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)                       Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$858	$1,020	$1,077	$1,185	$1,139	(4)%	33%	$3,910	$4,421	13%
EMEA	(1)	15	15	1	(38)	NM	NM	35	(7)	NM
Latin America	371	311	299	338	256	(24)%	(31)%	1,337	1,204	(10)%
Asia	313	381	214	413	312	(24)%	—	1,481	1,320	(11)%
Total	1,541	1,727	1,605	1,937	1,669	(14)%	8%	6,763	6,938	3%

Institutional Clients Group
North America	395	1,289	1,068	888	651	(27)%	65%	3,143	3,896	24%
EMEA	401	779	557	461	187	(59)%	(53)%	2,432	1,984	(18)%
Latin America	202	341	430	294	272	(7)%	35%	1,628	1,337	(18)%
Asia	470	556	507	690	551	(20)%	17%	2,211	2,304	4%
Total	1,468	2,965	2,562	2,333	1,661	(29)%	13%	9,414	9,521	1%

Corporate / Other	(256)	(458)	(432)	(1,598)	(3,105)	(94)%	NM	(630)	(5,593)	NM

Total Citicorp	2,753	4,234	3,735	2,672	225	(92)%	(92)%	15,547	10,866	(30)%

Total Citi Holdings	(428)	(283)	(3,482)	242	157	(35)%	NM	(1,917)	(3,366)	(76)%

Income From Continuing Operations	2,325	3,951	253	2,914	382	(87)%	(84)%	13,630	7,500	(45)%

Discontinued Operations	181	37	(22)	(16)	(1)	94%	(101)%	270	(2)	(101)%

Net Income Attributable to Noncontrolling Interests	50	45	50	59	31	(47)%	(38)%	227	185	(19)%

Citigroup’s Net Income	$2,456	$3,943	$181	$2,839	$350	(88)%	(86)%	$13,673	$7,313	(47)%

CVA/DVA (after-tax) (1)	(100)	4	(20)	(228)	4	NM	NM	(213)	(240)	(13)%

Total Citigroup - Net Income - Excluding CVA/DVA (2)	$2,556	$3,939	$201	$3,067	$346	(89)%	(86)%	$13,886	$7,553	(46)%

(1)                    Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(2)                    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)
Revenues
Net interest revenue	$11,099	$10,856	$10,974	$11,329	$11,293	—	2%	$43,609	$44,452	2%
Non-interest revenue	5,373	7,812	6,905	6,687	5,211	(22)%	(3)%	28,244	26,615	(6)%
Total revenues, net of interest expense	16,472	18,668	17,879	18,016	16,504	(8)%	—	71,853	71,067	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,812	1,920	1,790	1,750	1,867	7%	3%	7,393	7,327	(1)%
Credit reserve build / (release)	(104)	(305)	(414)	(381)	(152)	60%	(46)%	(826)	(1,252)	(52)%
Provision for loan losses	1,708	1,615	1,376	1,369	1,715	25%	—	6,567	6,075	(7)%
Provision for benefits & claims	52	53	39	52	55	6%	6%	212	199	(6)%
Provision for unfunded lending commitments	(26)	(23)	(28)	(27)	(74)	NM	NM	90	(152)	NM
Total provisions for credit losses and for benefits and claims	1,734	1,645	1,387	1,394	1,696	22%	(2)%	6,869	6,122	(11)%

Total operating expenses	10,799	10,605	11,007	12,063	13,661	13%	27%	42,438	47,336	12%

Income from Continuing Operations before Income Taxes	3,939	6,418	5,485	4,559	1,147	(75)%	(71)%	22,546	17,609	(22)%
Provision for income taxes	1,186	2,184	1,750	1,887	922	(51)%	(22)%	6,999	6,743	(4)%

Income from Continuing Operations	2,753	4,234	3,735	2,672	225	(92)%	(92)%	15,547	10,866	(30)%

Income (loss) from Discontinued Operations, net of taxes	181	37	(22)	(16)	(1)	94%	(101)%	270	(2)	(101)%

Noncontrolling interests	46	44	50	55	32	(42)%	(30)%	211	181	(14)%
Citicorp’s Net Income	$2,888	$4,227	$3,663	$2,601	$192	(93)%	(93)%	$15,606	$10,683	(32)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,763	$1,781	$1,799	$1,780	$1,745	(2)%	(1)%

Average Assets	$1,769	$1,773	$1,791	$1,788	$1,800	1%	2%	$1,749	$1,788	2%
Return on Average Assets	0.65%	0.97%	0.82%	0.58%	0.04%			0.89%	0.60%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	66%	57%	62%	67%	83%			59%	67%
Total EOP Loans	$573	$575	$585	$576	$572	(1)%	—
Total EOP Deposits	$932	$937	$946	$928	$889	(4)%	(5)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$7,315	$7,056	$7,182	$7,366	$7,306	(1)%	—	$28,648	$28,910	1%
Non-Interest Revenue	2,154	2,237	2,199	2,271	2,136	(6)%	(1)%	9,517	8,843	(7)%
Total Revenues, Net of Interest Expense	9,469	9,293	9,381	9,637	9,442	(2)%	—	38,165	37,753	(1)%
Total Operating Expenses	5,361	5,190	5,461	5,281	5,345	1%	—	21,187	21,277	—
Net Credit Losses	1,787	1,786	1,781	1,738	1,746	—	(2)%	7,211	7,051	(2)%
Credit Reserve Build / (Release)	(7)	(218)	(318)	(373)	(253)	32%	NM	(669)	(1,162)	(74)%
Provision for Unfunded Lending Commitments	(2)	(3)	(3)	(2)	(15)	NM	NM	37	(23)	NM
Provision for Benefits & Claims	52	53	39	52	55	6%	6%	212	199	(6)%
Provision for Loan Losses and for Benefits and Claims	1,830	1,618	1,499	1,415	1,533	8%	(16)%	6,791	6,065	(11)%
Income from Continuing Operations before Taxes	2,278	2,485	2,421	2,941	2,564	(13)%	13%	10,187	10,411	2%
Income Taxes	737	758	816	1,004	895	(11)%	21%	3,424	3,473	1%
Income from Continuing Operations	1,541	1,727	1,605	1,937	1,669	(14)%	8%	6,763	6,938	3%
Noncontrolling Interests	2	8	6	9	3	(67)%	50%	17	26	53%
Net Income	$1,539	$1,719	$1,599	$1,928	$1,666	(14)%	8%	$6,746	$6,912	2%
Average Assets (in billions of dollars)	$399	$397	$400	$401	$396	(1)%	(1)%	$395	$399	1%
Return on Average Assets (ROA)	1.53%	1.76%	1.60%	1.91%	1.67%			1.71%	1.73%
Efficiency Ratio	57%	56%	58%	55%	57%			56%	56%

Net Credit Losses as a % of Average Loans	2.40%	2.45%	2.39%	2.30%	2.33%			2.51%	2.37%

Revenue by Business
Retail Banking	$3,939	$4,017	$4,069	$4,164	$4,104	(1)%	4%	$16,941	$16,354	(3)%
Cards (1)	5,530	5,276	5,312	5,473	5,338	(2)%	(3)%	21,224	21,399	1%
Total	$9,469	$9,293	$9,381	$9,637	$9,442	(2)%	—	$38,165	$37,753	(1)%

Net Credit Losses by Business
Retail Banking	$370	$343	$340	$348	$398	14%	8%	$1,343	$1,429	6%
Cards (1)	1,417	1,443	1,441	1,390	1,348	(3)%	(5)%	5,868	5,622	(4)%
Total	$1,787	$1,786	$1,781	$1,738	$1,746	—	(2)%	$7,211	$7,051	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$318	$436	$362	$538	$440	(18)%	38%	$1,907	$1,776	(7)%
Cards (1)	1,223	1,291	1,243	1,399	1,229	(12)%	—	4,856	5,162	6%
Total	$1,541	$1,727	$1,605	$1,937	$1,669	(14)%	8%	$6,763	$6,938	3%

FX Translation Impact:
Total Revenue - as Reported	$9,469	$9,293	$9,381	$9,637	$9,442	(2)%	—	$38,165	$37,753	(1)%
Impact of FX Translation (2)	(278)	(199)	(273)	(205)	—			(674)	—
Total Revenues - Ex-FX (3)	$9,191	$9,094	$9,108	$9,432	$9,442	—	3%	$37,491	$37,753	1%

Total Operating Expenses - as Reported	$5,361	$5,190	$5,461	$5,281	$5,345	1%	—	$21,187	$21,277	—
Impact of FX Translation (2)	(163)	(129)	(187)	(131)	—			(373)	—
Total Operating Expenses - Ex-FX (3)	$5,198	$5,061	$5,274	$5,150	$5,345	4%	3%	$20,814	$21,277	2%

Total Provisions for LLR & PBC - as Reported	$1,830	$1,618	$1,499	$1,415	$1,533	8%	(16)%	$6,791	$6,065	(11)%
Impact of FX Translation (2)	(50)	(40)	(63)	(42)	—			(122)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,780	$1,578	$1,436	$1,373	$1,533	12%	(14)%	$6,669	$6,065	(9)%

Net Income - as Reported	$1,539	$1,719	$1,599	$1,928	$1,666	(14)%	8%	$6,746	$6,912	2%
Impact of FX Translation (2)	(36)	(11)	(9)	(16)	—			(120)	—
Net Income - Ex-FX (3)	$1,503	$1,708	$1,590	$1,912	$1,666	(13)%	11%	$6,626	$6,912	4%

(1) Includes both Citi-Branded Cards and Citi Retail Services.

(2) Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(3) Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,729	3,601	3,463	3,436	3,280	(5)%	(12)%
Accounts (in millions)	64.4	64.2	64.4	63.4	62.7	(1)%	(3)%
Average Deposits	$328.8	$330.4	$334.9	$333.0	$327.0	(2)%	(1)%
Investment Sales	$23.4	$27.2	$27.0	$30.0	$24.2	(19)%	3%
Investment AUMs	$166.4	$168.9	$177.2	$174.9	$169.4	(3)%	2%
Average Loans	$150.8	$152.1	$156.9	$157.7	$155.9	(1)%	3%
EOP Loans:
Real Estate Lending	$78.0	$79.5	$81.8	$82.2	$80.3	(2)%	3%
Commercial Markets	41.9	42.6	43.4	42.4	39.6	(7)%	(5)%
Personal and Other	31.7	32.3	33.4	32.6	31.8	(2)%	—
EOP Loans	$151.6	$154.4	$158.6	$157.2	$151.7	(3)%	—

Net Interest Revenue (in millions) (1)	$2,554	$2,454	$2,549	$2,601	$2,571	(1)%	1%
As a % of Average Loans	6.72%	6.54%	6.52%	6.54%	6.54%

Net Credit Losses (in millions)	$370	$343	$340	$348	$398	14%	8%
As a % of Average Loans	0.97%	0.91%	0.87%	0.88%	1.01%
Loans 90+ Days Past Due (in millions) (2) (3)	$952	$992	$1,015	$990	$840	(15)%	(12)%
As a % of EOP Loans	0.63%	0.65%	0.64%	0.63%	0.56%
Loans 30-89 Days Past Due (in millions) (2)	$1,049	$991	$1,032	$969	$902	(7)%	(14)%
As a % of EOP Loans	0.70%	0.65%	0.66%	0.62%	0.60%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts	141.8	139.8	140.3	138.0	139.0	1%	(2)%
Purchase Sales (in billions)	$99.3	$85.4	$95.1	$94.2	$100.0	6%	1%

Average Loans (in billions) (4)	$145.1	$143.7	$142.0	$141.7	$141.4	—	(3)%
EOP Loans (in billions) (4)	$150.4	$141.8	$143.9	$141.9	$145.5	3%	(3)%
Average Yield (5)	13.39%	13.51%	13.56%	13.59%	13.52%
Net Interest Revenue (6)	$4,761	$4,602	$4,633	$4,765	$4,735	(1)%	(1)%
As a % of Average Loans (6)	13.02%	12.99%	13.09%	13.34%	13.29%
Net Credit Losses	$1,417	$1,443	$1,441	$1,390	$1,348	(3)%	(5)%
As a % of Average Loans	3.87%	4.07%	4.07%	3.89%	3.78%
Net Credit Margin (7)	$4,097	$3,825	$3,861	$4,072	$3,979	(2)%	(3)%
As a % of Average Loans (7)	11.20%	10.80%	10.91%	11.40%	11.16%
Loans 90+ Days Past Due	$2,021	$1,916	$1,790	$1,764	$1,824	3%	(10)%
As a % of EOP Loans	1.34%	1.35%	1.24%	1.24%	1.25%
Loans 30-89 Days Past Due	$2,171	$2,024	$1,940	$1,980	$1,918	(3)%	(12)%
As a % of EOP Loans	1.44%	1.43%	1.35%	1.40%	1.32%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.  See footnote 1 on North America Global Consumer Banking on page 10.

(3)         The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter.  The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$4,306	$4,186	$4,210	$4,362	$4,442	2%	3%	$16,658	$17,200	3%
Non-Interest Revenue	568	597	572	627	649	4%	14%	3,118	2,445	(22)%
Total Revenues, Net of Interest Expense	4,874	4,783	4,782	4,989	5,091	2%	4%	19,776	19,645	(1)%
Total Operating Expenses	2,482	2,431	2,342	2,404	2,499	4%	1%	9,850	9,676	(2)%
Net Credit Losses	1,106	1,103	1,070	1,017	1,013	—	(8)%	4,634	4,203	(9)%
Credit Reserve Build / (Release)	(87)	(271)	(397)	(340)	(233)	31%	NM	(1,036)	(1,241)	(20)%
Provision for Unfunded Lending Commitments	3	2	1	—	(11)	NM	NM	6	(8)	NM
Provision for Benefits & Claims	16	6	12	12	11	(8)%	(31)%	60	41	(32)%
Provision for Loan Losses and for Benefits and Claims	1,038	840	686	689	780	13%	(25)%	3,664	2,995	(18)%
Income from Continuing Operations before Taxes	1,354	1,512	1,754	1,896	1,812	(4)%	34%	6,262	6,974	11%
Income Taxes (benefits)	496	492	677	711	673	(5)%	36%	2,352	2,553	9%
Income from Continuing Operations	858	1,020	1,077	1,185	1,139	(4)%	33%	3,910	4,421	13%
Noncontrolling Interests	1	1	(1)	(1)	—	100%	(100)%	2	(1)	NM
Net Income	$857	$1,019	$1,078	$1,186	$1,139	(4)%	33%	$3,908	$4,422	13%
Average Assets (in billions of dollars)	$178	$178	$176	$178	$181	2%	2%	$175	$178	2%
Return on Average Assets	1.91%	2.32%	2.46%	2.64%	2.50%			2.23%	2.48%
Efficiency Ratio	51%	51%	49%	48%	49%			50%	49%

Net Credit Losses as a % of Average Loans	2.82%	2.87%	2.78%	2.59%	2.55%			3.09%	2.69%

Revenue by Business
Retail Banking	$1,087	$1,139	$1,173	$1,228	$1,361	11%	25%	$5,376	$4,901	(9)%
Citi-Branded Cards	2,120	2,019	2,028	2,115	2,120	—	—	8,211	8,282	1%
Citi Retail Services	1,667	1,625	1,581	1,646	1,610	(2)%	(3)%	6,189	6,462	4%
Total	$4,874	$4,783	$4,782	$4,989	$5,091	2%	4%	$19,776	$19,645	(1)%

Net Credit Losses by Business
Retail Banking	$47	$35	$35	$34	$36	6%	(23)%	$184	$140	(24)%
Citi-Branded Cards	588	587	570	526	514	(2)%	(13)%	2,555	2,197	(14)%
Citi Retail Services	471	481	465	457	463	1%	(2)%	1,895	1,866	(2)%
Total	$1,106	$1,103	$1,070	$1,017	$1,013	—	(8)%	$4,634	$4,203	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(21)	$17	$89	$105	$138	31%	NM	$411	$349	(15)%
Citi-Branded Cards	522	566	558	639	639	—	22%	1,942	2,402	24%
Citi Retail Services	357	437	430	441	362	(18)%	1%	1,557	1,670	7%
Total	$858	$1,020	$1,077	$1,185	$1,139	(4)%	33%	$3,910	$4,421	13%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	983	962	912	895	849	(5)%	(14)%
Accounts (in millions)	12.0	12.1	12.0	11.9	11.7	(2)%	(3)%
Investment Sales	$3.3	$3.9	$3.8	$3.6	$4.0	11%	21%
Investment AUMs	$33.8	$34.6	$35.9	$35.8	$36.2	1%	7%

Average Deposits	$168.6	$170.7	$171.0	$170.4	$170.6	—	1%

Average Loans	$43.8	$44.8	$45.6	$46.9	$48.3	3%	10%

EOP Loans:
Real Estate Lending	$34.3	$35.1	$36.4	$37.6	$36.7	(2)%	7%
Commercial Markets	8.7	8.7	8.5	8.6	8.0	(7)%	(8)%
Personal and Other	1.1	1.2	1.3	1.3	2.1	62%	91%
Total EOP Loans	$44.1	$45.0	$46.2	$47.5	$46.8	(1)%	6%

Mortgage Originations	$8.3	$5.2	$6.2	$7.1	$6.7	(6)%	(19)%

Third Party Mortgage Servicing Portfolio (EOP)	$180.6	$178.8	$175.9	$173.0	$171.9	(1)%	(5)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$142.9	$127.7	$133.9	$132.4	$255.6	93%	79%

Saleable Mortgage Rate Locks	$4.5	$3.6	$4.2	$4.4	$3.8	(14)%	(16)%

Net Interest Revenue on Loans (in millions)	$234	$244	$261	$271	$275	1%	18%
As a % of Avg. Loans	2.12%	2.21%	2.30%	2.29%	2.26%

Net Credit Losses (in millions)	$47	$35	$35	$34	$36	6%	(23)%
As a % of Avg. Loans	0.43%	0.32%	0.31%	0.29%	0.30%

Loans 90+ Days Past Due (in millions) (1)	$257	$243	$227	$229	$225	(2)%	(12)%
As a % of EOP Loans	0.60%	0.55%	0.50%	0.49%	0.49%
Loans 30-89 Days Past Due (in millions) (1)	$205	$177	$203	$213	$212	—	3%
As a % of EOP Loans	0.48%	0.40%	0.45%	0.46%	0.46%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $690 million and ($1.2 billion), $679 million and ($1.2 billion), $668 million and ($1.2 billion), $604 million and ($1.1 billion) and $562 million and ($1.1 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $141 million and ($1.2 billion), $122 million and ($1.2 billion), $125 million and ($1.2 billion), $126 million and ($1.1 billion) and $122 million and ($1.1 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

Reclassified to conform to the current period's presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13
Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.9	24.0	24.1	23.5	23.6	—	(1)%
Purchase Sales (in billions)	$43.4	$39.6	$43.9	$43.3	$45.1	4%	4%

Average Loans (in billions) (1)	$68.2	$67.5	$66.4	$66.1	$65.7	(1)%	(4)%

EOP Loans (in billions) (1)	$70.5	$66.8	$67.3	$66.5	$67.5	2%	(4)%

Average Yield (2)	10.33%	10.39%	10.31%	10.38%	10.35%
Net Interest Revenue (3)	$1,708	$1,649	$1,635	$1,681	$1,679	—	(2)%
As a % of Avg. Loans (3)	9.94%	9.91%	9.88%	10.09%	10.14%
Net Credit Losses	$588	$587	$570	$526	$514	(2)%	(13)%
As a % of Average Loans	3.42%	3.53%	3.44%	3.16%	3.10%
Net Credit Margin (4)	$1,527	$1,427	$1,453	$1,586	$1,603	1%	5%
As a % of Avg. Loans (4)	8.88%	8.57%	8.78%	9.52%	9.68%
Loans 90+ Days Past Due	$681	$648	$583	$559	$593	6%	(13)%
As a % of EOP Loans	0.97%	0.97%	0.87%	0.84%	0.88%
Loans 30-89 Days Past Due	$661	$599	$540	$566	$568	—	(14)%
As a % of EOP Loans	0.94%	0.90%	0.80%	0.85%	0.84%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	90.0	88.2	88.8	87.2	88.1	1%	(2)%
Purchase Sales (in billions)	$23.3	$16.7	$20.4	$19.7	$23.5	19%	1%

Average Loans (in billions) (1)	$43.6	$43.6	$42.4	$42.9	$43.9	2%	1%

EOP Loans (in billions) (1)	$46.3	$42.3	$43.1	$43.0	$46.5	8%	—

Average Yield (2)	16.34%	16.63%	16.89%	16.89%	16.80%
Net Interest Revenue (3)	$1,860	$1,819	$1,810	$1,884	$1,923	2%	3%
As a % of Avg. Loans (3)	16.93%	16.92%	17.12%	17.42%	17.38%
Net Credit Losses	$471	$481	$465	$457	$463	1%	(2)%
As a % of Average Loans	4.29%	4.47%	4.40%	4.23%	4.18%
Net Credit Margin (4)	$1,185	$1,141	$1,111	$1,181	$1,139	(4)%	(4)%
As a % of Avg. Loans (4)	10.78%	10.61%	10.51%	10.92%	10.29%
Loans 90+ Days Past Due	$771	$689	$606	$630	$678	8%	(12)%
As a % of EOP Loans	1.67%	1.63%	1.41%	1.47%	1.46%
Loans 30-89 Days Past Due	$830	$725	$683	$729	$748	3%	(10)%
As a % of EOP Loans	1.79%	1.71%	1.58%	1.70%	1.61%

(1)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)   Average yield is calculated as gross interest revenue earned divided by average loans.

(3)   Net interest revenue includes certain fees that are recorded as interest revenue.

(4)   Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$239	$231	$233	$230	$205	(11)%	(14)%	$948	$899	(5)%
Non-Interest Revenue	119	116	126	117	100	(15)%	(16)%	501	459	(8)%
Total Revenues, Net of Interest Expense	358	347	359	347	305	(12)%	(15)%	1,449	1,358	(6)%
Total Operating Expenses	349	315	313	326	329	1%	(6)%	1,359	1,283	(6)%
Net Credit Losses	19	11	20	25	5	(80)%	(74)%	68	61	(10)%
Credit Reserve Build / (Release)	(1)	—	3	(2)	23	NM	NM	(18)	24	NM
Provision for Unfunded Lending Commitments	—	—	1	—	1	100%	100%	—	2	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	18	11	24	23	29	26%	61%	50	87	74%
Income (loss) from Continuing Operations before Taxes	(9)	21	22	(2)	(53)	NM	NM	40	(12)	NM
Income Taxes (benefits)	(8)	6	7	(3)	(15)	NM	(88)%	5	(5)	NM
Income (Loss) from Continuing Operations	(1)	15	15	1	(38)	NM	NM	35	(7)	NM
Noncontrolling Interests	—	5	5	7	3	(57)%	NM	11	20	82%
Net Income (Loss)	$(1)	$10	$10	$(6)	$(41)	NM	NM	$24	$(27)	NM
Average Assets (in billions of dollars)	$9	$9	$10	$10	$9	(10)%	—	$10	$10	—
Return on Average Assets	(0.04)%	0.45%	0.40%	(0.24)%	(1.81)%			0.24%	(0.27)%
Efficiency Ratio	97%	91%	87%	94%	108%			94%	94%

Net Credit Losses as a % of Average Loans	0.94%	0.57%	0.97%	1.19%	0.25%			0.85%	0.75%

Revenue by Business
Retail Banking	$220	$214	$224	$212	$194	(8)%	(12)%	$868	$844	(3)%
Citi-Branded Cards	138	133	135	135	111	(18)%	(20)%	581	514	(12)%
Total	$358	$347	$359	$347	$305	(12)%	(15)%	$1,449	$1,358	(6)%

Net Credit Losses by Business
Retail Banking	$8	$2	$8	$14	$(4)	NM	NM	$26	$20	(23)%
Citi-Branded Cards	11	9	12	11	9	(18)%	(18)%	42	41	(2)%
Total	$19	$11	$20	$25	$5	(80)%	(74)%	$68	$61	(10)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(17)	$(7)	$7	$(10)	$(20)	(100)%	(18)%	$(42)	$(30)	29%
Citi-Branded Cards	16	22	8	11	(18)	NM	NM	77	23	(70)%
Total	$(1)	$15	$15	$1	$(38)	NM	NM	$35	$(7)	NM

FX Translation Impact:
Total Revenue - as Reported	$358	$347	$359	$347	$305	(12)%	(15)%	$1,449	$1,358	(6)%
Impact of FX Translation (1)	(46)	(35)	(39)	(25)	—			(72)	—
Total Revenues - Ex-FX (2)	$312	$312	$320	$322	$305	(5)%	(2)%	$1,377	$1,358	(1)%

Total Operating Expenses - as Reported	$349	$315	$313	$326	$329	1%	(6)%	$1,359	$1,283	(6)%
Impact of FX Translation (1)	(39)	(36)	(38)	(28)	—			(59)	—
Total Operating Expenses - Ex-FX (2)	$310	$279	$275	$298	$329	10%	6%	$1,300	$1,283	(1)%

Provisions for LLR & PBC - as Reported	$18	$11	$24	$23	$29	26%	61%	$50	$87	74%
Impact of FX Translation (1)	(3)	(3)	(7)	(6)	—			(6)	—
Provisions for LLR & PBC - Ex-FX (2)	$15	$8	$17	$17	$29	71%	93%	$44	$87	98%

Net Income - as Reported	$(1)	$10	$10	$(6)	$(41)	NM	NM	$24	$(27)	NM
Impact of FX Translation (1)	1	7	8	9	—			7	—
Net Income - Ex-FX (2)	$—	$17	$18	$3	$(41)	NM	NM	$31	$(27)	NM

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	172	161	159	146	137	(6)%	(20)%
Accounts (in millions)	3.4	3.3	3.3	3.2	3.1	(3)%	(9)%
Average Deposits	$12.5	$12.9	$13.5	$13.2	$12.6	(5)%	1%
Investment Sales	$0.9	$1.0	$1.1	$1.0	$0.8	(20)%	(11)%
Investment AUMs	$6.5	$7.0	$7.4	$7.2	$7.0	(3)%	8%
Average Loans	$5.6	$5.5	$5.9	$5.9	$5.6	(5)%	—
EOP Loans:
Real Estate Lending	$0.4	$0.4	$0.4	$0.4	$0.4	—	—
Commercial Markets	2.6	2.8	2.9	2.9	2.8	(3)%	8%
Personal and Other	2.6	2.6	2.7	2.4	2.2	(8)%	(15)%
Total EOP Loans	$5.6	$5.8	$6.0	$5.7	$5.4	(5)%	(4)%

Net Interest Revenue (in millions) (1)	$135	$129	$128	$125	$113	(10)%	(16)%
As a % of Average Loans (1)	9.56%	9.51%	8.70%	8.41%	8.01%
Net Credit Losses (in millions)	$8	$2	$8	$14	$(4)	NM	NM
As a % of Average Loans	0.57%	0.15%	0.54%	0.94%	(0.28)%
Loans 90+ Days Past Due (in millions)	$34	$27	$26	$21	$19	(10)%	(44)%
As a % of EOP Loans	0.61%	0.47%	0.43%	0.37%	0.35%
Loans 30-89 Days Past Due (in millions)	$51	$52	$50	$50	$42	(16)%	(18)%
As a % of EOP Loans	0.91%	0.90%	0.83%	0.88%	0.78%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.1	2.1	2.1	2.0	2.0	—	(5)%
Purchase Sales (in billions)	$2.6	$2.4	$2.6	$2.5	$2.4	(4)%	(8)%
Average Loans (2)	$2.4	$2.3	$2.4	$2.4	$2.3	(4)%	(4)%
EOP Loans (2)	$2.4	$2.4	$2.5	$2.4	$2.2	(8)%	(8)%
Average Yield (3)	18.86%	18.81%	18.43%	18.44%	17.46%

Net Interest Revenue (in millions) (4)	$104	$102	$105	$105	$92	(12)%	(12)%
As a % of Avg. Loans (4)	17.19%	17.99%	17.55%	17.36%	15.87%
Net Credit Losses (in millions)	$11	$9	$12	$11	$9	(18)%	(18)%
As a % of Average Loans	1.82%	1.59%	2.01%	1.82%	1.55%
Net Credit Margin (in millions) (5)	$127	$124	$123	$124	$102	(18)%	(20)%
As a % of Avg. Loans (5)	20.99%	21.86%	20.56%	20.50%	17.59%
Loans 90+ Days Past Due (in millions)	$32	$31	$31	$33	$30	(9)%	(6)%
As a % of EOP Loans	1.33%	1.29%	1.24%	1.38%	1.36%
Loans 30-89 Days Past Due (in millions)	$42	$39	$40	$40	$34	(15)%	(19)%
As a % of EOP Loans	1.75%	1.63%	1.60%	1.67%	1.55%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,594	$1,505	$1,571	$1,611	$1,543	(4)%	(3)%	$6,286	$6,230	(1)%
Non-Interest Revenue	809	763	753	746	712	(5)%	(12)%	3,030	2,974	(2)%
Total Revenues, Net of Interest Expense	2,403	2,268	2,324	2,357	2,255	(4)%	(6)%	9,316	9,204	(1)%
Total Operating Expenses	1,381	1,314	1,360	1,378	1,370	(1)%	(1)%	5,392	5,422	1%
Net Credit Losses	458	469	493	503	543	8%	19%	1,727	2,008	16%
Credit Reserve Build / (Release)	66	56	111	10	(26)	NM	NM	376	151	(60)%
Provision for Unfunded Lending Commitments	—	(1)	1	(1)	—	100%	—	—	(1)	(100)%
Provision for Benefits & Claims	36	47	27	40	44	10%	22%	152	158	4%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	560	571	632	552	561	2%	—	2,255	2,316	3%
Income from Continuing Operations before Taxes	462	383	332	427	324	(24)%	(30)%	1,669	1,466	(12)%
Income Taxes	91	72	33	89	68	(24)%	(25)%	332	262	(21)%
Income from Continuing Operations	371	311	299	338	256	(24)%	(31)%	1,337	1,204	(10)%
Noncontrolling Interests	1	2	2	3	—	(100)%	(100)%	4	7	75%
Net Income	$370	$309	$297	$335	$256	(24)%	(31)%	$1,333	$1,197	(10)%
Average Assets (in billions of dollars)	$81	$80	$81	$80	$77	(4)%	(5)%	$82	$80	(2)%
Return on Average Assets (1)	1.81%	1.57%	1.47%	1.66%	1.32%			1.65%	1.50%
Efficiency Ratio	57%	58%	59%	58%	61%			58%	59%

Net Credit Losses as a % of Average Loans (1)	4.33%	4.58%	4.65%	4.81%	5.37%			4.19%	4.85%

Revenue by Business
Retail Banking	$1,562	$1,498	$1,511	$1,534	$1,457	(5)%	(7)%	$6,133	$6,000	(2)%
Citi-Branded Cards	841	770	813	823	798	(3)%	(5)%	3,183	3,204	1%
Total	$2,403	$2,268	$2,324	$2,357	$2,255	(4)%	(6)%	$9,316	$9,204	(1)%

Net Credit Losses by Business
Retail Banking	$224	$215	$222	$222	$289	30%	29%	$844	$948	12%
Citi-Branded Cards	234	254	271	281	254	(10)%	9%	883	1,060	20%
Total	$458	$469	$493	$503	$543	8%	19%	$1,727	$2,008	16%

Income (loss) from Continuing Operations by Business
Retail Banking	$211	$205	$208	$182	$124	(32)%	(41)%	$752	$719	(4)%
Citi-Branded Cards	160	106	91	156	132	(15)%	(18)%	585	485	(17)%
Total	$371	$311	$299	$338	$256	(24)%	(31)%	$1,337	$1,204	(10)%

FX Translation Impact:
Total Revenue - as Reported	$2,403	$2,268	$2,324	$2,357	$2,255	(4)%	(6)%	$9,316	$9,204	(1)%
Impact of FX Translation (1)	(175)	(123)	(161)	(120)	—			(446)	—
Total Revenues - Ex-FX (2)	$2,228	$2,145	$2,163	$2,237	$2,255	1%	1%	$8,870	$9,204	4%

Total Operating Expenses - as Reported	$1,381	$1,314	$1,360	$1,378	$1,370	(1)%	(1)%	$5,392	$5,422	1%
Impact of FX Translation (1)	(86)	(64)	(85)	(64)	—			(232)	—
Total Operating Expenses - Ex-FX (2)	$1,295	$1,250	$1,275	$1,314	$1,370	4%	6%	$5,160	$5,422	5%

Provisions for LLR & PBC - as Reported	$560	$571	$632	$552	$561	2%	—	$2,255	$2,316	3%
Impact of FX Translation (1)	(40)	(32)	(47)	(30)	—			(100)	—
Provisions for LLR & PBC - Ex-FX (2)	$520	$539	$585	$522	$561	7%	8%	$2,155	$2,316	7%

Net Income - as Reported	$370	$309	$297	$335	$256	(24)%	(31)%	$1,333	$1,197	(10)%
Impact of FX Translation (1)	(31)	(14)	(19)	(14)	—			(97)	—
Net Income - Ex-FX (2)	$339	$295	$278	$321	$256	(20)%	(24)%	$1,236	$1,197	(3)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,021	1,940	1,921	1,927	1,829	(5)%	(10)%
Accounts (in millions)	32.2	31.9	32.2	31.6	31.5	—	(2)%
Average Deposits	$46.7	$45.8	$47.1	$46.9	$45.7	(3)%	(2)%
Investment Sales	$10.8	$12.0	$13.0	$14.9	$11.9	(20)%	10%
Investment AUMs	$71.6	$71.2	$75.6	$74.3	$68.8	(7)%	(4)%
Average Loans	$29.9	$29.8	$30.6	$30.0	$28.8	(4)%	(4)%
EOP Loans:
Real Estate Lending	$5.7	$5.9	$5.8	$5.5	$5.0	(9)%	(12)%
Commercial Markets	13.4	13.2	13.5	12.9	12.1	(6)%	(10)%
Personal and Other	11.2	11.1	11.5	11.4	10.6	(7)%	(5)%
Total EOP Loans	$30.3	$30.2	$30.8	$29.8	$27.7	(7)%	(9)%

Net Interest Revenue (in millions) (1)	$985	$931	$957	$978	$944	(3)%	(4)%
As a % of Average Loans (1)	13.07%	12.67%	12.54%	12.93%	13.00%
Net Credit Losses (in millions)	$224	$215	$222	$222	$289	30%	29%
As a % of Average Loans	2.97%	2.93%	2.91%	2.94%	3.98%
Loans 90+ Days Past Due (in millions) (2)	$470	$528	$552	$527	$410	(22)%	(13)%
As a % of EOP Loans (2)	1.55%	1.75%	1.79%	1.77%	1.48%
Loans 30-89 Days Past Due (in millions)	$395	$370	$373	$329	$315	(4)%	(20)%
As a % of EOP Loans	1.30%	1.23%	1.21%	1.10%	1.14%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	9.2	9.1	9.0	8.9	8.8	(1)%	(4)%
Purchase Sales (in billions)	$9.4	$7.7	$8.1	$8.3	$8.4	1%	(11)%
Average Loans (in billions) (3)	$12.1	$11.7	$11.9	$11.5	$11.3	(2)%	(7)%
EOP Loans (in billions) (3)	$12.1	$11.7	$11.7	$11.5	$10.9	(5)%	(10)%
Average Yield (4)	20.91%	20.91%	21.30%	21.48%	21.12%

Net Interest Revenue (in millions) (5)	$609	$574	$614	$633	$599	(5)%	(2)%
As a % of Average Loans (5)	19.97%	19.90%	20.70%	21.84%	21.03%
Net Credit Losses (in millions)	$234	$254	$271	$281	$254	(10)%	9%
As a % of Average Loans	7.67%	8.80%	9.13%	9.69%	8.92%
Net Credit Margin (in millions) (6)	$607	$516	$542	$542	$544	—	(10)%
As a % of Average Loans (6)	19.90%	17.89%	18.27%	18.70%	19.10%
Loans 90+ Days Past Due (in millions)	$349	$349	$364	$354	$345	(3)%	(1)%
As a % of EOP Loans	2.88%	2.98%	3.11%	3.08%	3.17%
Loans 30-89 Days Past Due (in millions)	$364	$390	$396	$389	$329	(15)%	(10)%
As a % of EOP Loans	3.01%	3.33%	3.38%	3.38%	3.02%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) See footnote 3 on page 8.

(3) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4) Average yield is gross interest revenue earned divided by average loans.

(5) Net interest revenue includes certain fees that are recorded as interest revenue.

(6) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,176	$1,134	$1,168	$1,163	$1,116	(4)%	(5)%	$4,756	$4,581	(4)%
Non-Interest Revenue	658	761	748	781	675	(14)%	3%	2,868	2,965	3%
Total Revenues, Net of Interest Expense	1,834	1,895	1,916	1,944	1,791	(8)%	(2)%	7,624	7,546	(1)%
Total Operating Expenses	1,149	1,130	1,446	1,173	1,147	(2)%	—	4,586	4,896	7%
Net Credit Losses	204	203	198	193	185	(4)%	(9)%	782	779	—
Credit Reserve Build / (Release)	15	(3)	(35)	(41)	(17)	59%	NM	9	(96)	NM
Provision for Unfunded Lending Commitments	(5)	(4)	(6)	(1)	(5)	NM	—	31	(16)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	214	196	157	151	163	8%	(24)%	822	667	(19)%
Income from Continuing Operations before Taxes	471	569	313	620	481	(22)%	2%	2,216	1,983	(11)%
Income Taxes	158	188	99	207	169	(18)%	7%	735	663	(10)%
Income from Continuing Operations	313	381	214	413	312	(24)%	—	1,481	1,320	(11)%
Noncontrolling Interests	—	—	—	—	—	—	—	—	—	—
Net Income	$313	$381	$214	$413	$312	(24)%	—	$1,481	$1,320	(11)%
Average Assets (in billions of dollars)	$131	$130	$133	$133	$129	(3)%	(2)%	$129	$131	2%
Return on Average Assets	0.95%	1.19%	0.65%	1.23%	0.96%			1.15%	1.01%
Efficiency Ratio	63%	60%	75%	60%	64%			60%	65%

Net Credit Losses as a % of Average Loans	0.90%	0.91%	0.85%	0.82%	0.80%			0.88%	0.84%

Revenue by Business
Retail Banking	$1,070	$1,166	$1,161	$1,190	$1,092	(8)%	2%	$4,564	$4,609	1%
Citi-Branded Cards	764	729	755	754	699	(7)%	(9)%	3,060	2,937	(4)%
Total	$1,834	$1,895	$1,916	$1,944	$1,791	(8)%	(2)%	$7,624	$7,546	(1)%

Net Credit Losses by Business
Retail Banking	$91	$91	$75	$78	$77	(1)%	(15)%	$289	$321	11%
Citi-Branded Cards	113	112	123	115	108	(6)%	(4)%	493	458	(7)%
Total	$204	$203	$198	$193	$185	(4)%	(9)%	$782	$779	—

Income from Continuing Operations by Business
Retail Banking	$145	$221	$58	$261	$198	(24)%	37%	$786	$738	(6)%
Citi-Branded Cards	168	160	156	152	114	(25)%	(32)%	695	582	(16)%
Total	$313	$381	$214	$413	$312	(24)%	—	$1,481	$1,320	(11)%

FX Translation Impact:
Total Revenue - as Reported	$1,834	$1,895	$1,916	$1,944	$1,791	(8)%	(2)%	$7,624	$7,546	(1)%
Impact of FX Translation (1)	(57)	(41)	(73)	(60)	—			(156)	—
Total Revenues - Ex-FX (2)	$1,777	$1,854	$1,843	$1,884	$1,791	(5)%	1%	$7,468	$7,546	1%

Total Operating Expenses - as Reported	$1,149	$1,130	$1,446	$1,173	$1,147	(2)%	—	$4,586	$4,896	7%
Impact of FX Translation (1)	(38)	(29)	(64)	(39)	—			(82)	—
Total Operating Expenses - Ex-FX (2)	$1,111	$1,101	$1,382	$1,134	$1,147	1%	3%	$4,504	$4,896	9%

Provisions for LLR & PBC - as Reported	$214	$196	$157	$151	$163	8%	(24)%	$822	$667	(19)%
Impact of FX Translation (1)	(7)	(5)	(9)	(6)	—			(16)	—
Provisions for LLR & PBC - Ex-FX (2)	$207	$191	$148	$145	$163	12%	(21)%	$806	$667	(17)%

Net Income - as Reported	$313	$381	$214	$413	$312	(24)%	—	$1,481	$1,320	(11)%
Impact of FX Translation (1)	(6)	(4)	2	(11)	—			(30)	—
Net Income - Ex-FX (2)	$307	$377	$216	$402	$312	(22)%	2%	$1,451	$1,320	(9)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	553	538	471	468	465	(1)%	(16)%
Accounts (in millions)	16.8	16.9	16.9	16.7	16.4	(2)%	(2)%
Average Deposits	$101.0	$101.0	$103.3	$102.5	$98.1	(4)%	(3)%
Investment Sales	$8.4	$10.3	$9.1	$10.5	$7.5	(29)%	(11)%
Investment AUMs	$54.5	$56.1	$58.3	$57.6	$57.4	—	5%
Average Loans	$71.5	$72.0	$74.8	$74.9	$73.2	(2)%	2%
EOP Loans:
Real Estate Lending	$37.6	$38.1	$39.2	$38.7	$38.2	(1)%	2%
Commercial Markets	17.2	17.9	18.5	18.0	16.7	(7)%	(3)%
Personal and Other	16.8	17.4	17.9	17.5	16.9	(3)%	1%
Total EOP Loans	$71.6	$73.4	$75.6	$74.2	$71.8	(3)%	—

Net Interest Revenue (in millions) (1)	$696	$676	$699	$701	$674	(4)%	(3)%
As a % of Average Loans (1)	3.86%	3.81%	3.75%	3.71%	3.65%
Net Credit Losses (in millions)	$91	$91	$75	$78	$77	(1)%	(15)%
As a % of Average Loans	0.50%	0.51%	0.40%	0.41%	0.42%
Loans 90+ Days Past Due (in millions)	$191	$194	$210	$213	$186	(13)%	(3)%
As a % of EOP Loans	0.27%	0.26%	0.28%	0.29%	0.26%
Loans 30-89 Days Past Due (in millions)	$398	$392	$406	$377	$333	(12)%	(16)%
As a % of EOP Loans	0.56%	0.53%	0.54%	0.51%	0.46%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)

EOP Open Accounts (in millions)	16.6	16.4	16.3	16.4	16.5	1%	(1)%
Purchase Sales (in billions)	$20.6	$19.0	$20.1	$20.4	$20.6	1%	—
Average Loans (in billions) (2)	$18.8	$18.6	$18.9	$18.8	$18.2	(3)%	(3)%
EOP Loans (in billions) (2)	$19.1	$18.6	$19.3	$18.5	$18.4	(1)%	(4)%
Average Yield (3)	12.24%	12.21%	11.98%	11.90%	11.79%

Net Interest Revenue (in millions) (4)	$480	$458	$469	$462	$442	(4)%	(8)%
As a % of Average Loans (4)	10.13%	9.99%	9.95%	9.75%	9.64%
Net Credit Losses (in millions)	$113	$112	$123	$115	$108	(6)%	(4)%
As a % of Average Loans	2.38%	2.44%	2.61%	2.43%	2.35%
Net Credit Margin (in millions) (5)	$651	$617	$632	$639	$591	(8)%	(9)%
As a % of Average Loans (5)	13.74%	13.45%	13.41%	13.48%	12.88%
Loans 90+ Days Past Due	$188	$199	$206	$188	$178	(5)%	(5)%
As a % of EOP Loans	0.98%	1.07%	1.07%	1.02%	0.97%
Loans 30-89 Days Past Due	$274	$271	$281	$256	$239	(7)%	(13)%
As a % of EOP Loans	1.43%	1.46%	1.46%	1.38%	1.30%

(1)    Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)    Average yield is gross interest revenue earned divided by average loans.

(4)    Net interest revenue includes certain fees that are recorded as interest revenue.

(5)    Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Commissions and Fees	$1,022	$1,110	$1,089	$1,112	$1,075	(3)%	5%	4,344	4,386	1%
Administration and Other Fiduciary Fees	637	638	666	641	632	(1)%	(1)%	2,626	2,577	(2)%
Investment Banking	952	957	1,257	1,047	1,008	(4)%	6%	3,862	4,269	11%
Principal Transactions	706	2,606	1,577	1,395	330	(76)%	(53)%	6,491	5,908	(9)%
Other	(189)	87	37	151	88	(42)%	NM	674	363	(46)%
Total Non-Interest Revenue	3,128	5,398	4,626	4,346	3,133	(28)%	—	17,997	17,503	(3)%
Net Interest Revenue (including Dividends)	3,916	3,836	3,837	4,025	4,066	1%	4%	15,570	15,764	1%
Total Revenues, Net of Interest Expense	7,044	9,234	8,463	8,371	7,199	(14)%	2%	33,567	33,267	(1)%
Total Operating Expenses	5,245	4,994	4,891	5,040	5,035	—	(4)%	20,218	19,960	(1)%
Net Credit Losses	25	134	9	12	121	NM	NM	182	276	52%
Credit Reserve Build / (Release)	(97)	(87)	(96)	(8)	101	NM	NM	(157)	(90)	43%
Provision for Unfunded Lending Commitments	(24)	(20)	(25)	(25)	(59)	NM	NM	53	(129)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(96)	27	(112)	(21)	163	NM	NM	78	57	(27)%
Income from Continuing Operations before Taxes	1,895	4,213	3,684	3,352	2,001	(40)%	6%	13,271	13,250	—
Income Taxes	427	1,248	1,122	1,019	340	(67)%	(20)%	3,857	3,729	(3)%
Income from Continuing Operations	1,468	2,965	2,562	2,333	1,661	(29)%	13%	9,414	9,521	1%
Noncontrolling Interests	18	26	19	42	24	(43)%	33%	110	111	1%
Net Income	$1,450	$2,939	$2,543	$2,291	$1,637	(29)%	13%	$9,304	$9,410	1%
Average Assets (in billions of dollars)	$1,052	$1,058	$1,065	$1,048	$1,061	1%	1%	$1,066	$1,058	(1)%
Return on Average Assets	0.55%	1.13%	0.96%	0.87%	0.61%			0.87%	0.89%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.58%	1.13%	0.97%	0.94%	0.61%			0.89%	0.91%
Efficiency Ratio	74%	54%	58%	60%	70%			60%	60%

Revenue by Region - Excluding CVA/DVA (2)
North America	$2,325	$3,559	$3,176	$3,161	$2,399	(24)%	3%	$11,736	$12,295	5%
EMEA	2,053	2,763	2,426	2,540	2,058	(19)%	—	10,065	9,787	(3)%
Latin America	1,147	1,104	1,159	1,038	981	(5)%	(14)%	4,681	4,282	(9)%
Asia	1,684	1,815	1,734	1,948	1,749	(10)%	4%	7,430	7,246	(2)%
Total	$7,209	$9,241	$8,495	$8,687	$7,187	(17)%	—	$33,912	$33,610	(1)%
CVA/DVA {excluded as applicable in lines above}	(165)	(7)	(32)	(316)	12	NM	NM	(345)	(343)	1%
Total Revenues, net of Interest Expense	$7,044	$9,234	$8,463	$8,371	$7,199	(14)%	2%	$33,567	$33,267	(1)%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$463	$1,289	$1,086	$878	$612	(30)%	32%	$3,304	$3,865	17%
EMEA	414	767	548	631	206	(67)%	(50)%	2,462	2,152	(13)%
Latin America	200	342	436	308	279	(9)%	40%	1,622	1,365	(16)%
Asia	491	571	512	710	557	(22)%	13%	2,240	2,350	5%
Total	$1,568	$2,969	$2,582	$2,527	$1,654	(35)%	5%	$9,628	$9,732	1%
CVA/DVA (after-tax) {excluded as applicable in lines above}	(100)	(4)	(20)	(194)	7	NM	NM	(214)	(211)	1%
Income from Continuing Operations	$1,468	$2,965	$2,562	$2,333	$1,661	(29)%	13%	$9,414	$9,521	1%

Average Loans by Region (in billions)
North America	105	$107	$109	$111	115	4%	10%	$98	$111	13%
EMEA	56	57	59	58	57	(2)%	2%	55	58	5%
Latin America	39	40	41	40	39	(3)%	—	38	40	5%
Asia	68	68	70	69	66	(4)%	(3)%	65	68	5%
Total	$268	$272	$279	$278	$277	—	3%	$256	$277	8%

EOP Deposits by Region (in billions)
North America	$183	$186	$182	$180	$196	9%	7%
EMEA	185	184	185	180	165	(8)%	(11)%
Latin America	60	65	65	62	56	(10)%	(7)%
Asia	146	139	145	145	142	(2)%	(3)%
Total	$574	$574	$577	$567	$559	(1)%	(3)%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$380	$381	$384	$381	$380	—	—
All Other ICG Businesses	194	193	193	186	179	(4)%	(8)%
Total	$574	$574	$577	$567	$559	(1)%	(3)%

(1)    Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2)    Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$266	$175	$193	$318	$263	(17)%	(1)%	$852	$949	11%
Equity Underwriting	310	299	397	298	252	(15)%	(19)%	1,059	1,246	18%
Debt Underwriting	570	578	748	632	550	(13)%	(4)%	2,500	2,508	—
Total Investment Banking	1,146	1,052	1,338	1,248	1,065	(15)%	(7)%	4,411	4,703	7%
Treasury and Trade Solutions	1,938	1,948	2,009	1,965	1,960	—	1%	7,819	7,882	1%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	395	415	454	442	431	(2)%	9%	1,513	1,742	15%
Private Bank	599	668	656	663	666	—	11%	2,487	2,653	7%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,078	$4,083	$4,457	$4,318	$4,122	(5)%	1%	$16,230	$16,980	5%

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	(139)	(17)	(44)	91	86	(5)%	NM	(287)	116	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$3,939	$4,066	$4,413	$4,409	$4,208	(5)%	7%	$15,943	$17,096	7%

Fixed Income Markets	2,375	3,850	2,996	2,981	1,988	(33)%	(16)%	13,322	11,815	(11)%
Equity Markets	484	883	659	763	471	(38)%	(3)%	2,818	2,776	(1)%
Securities Services	554	561	598	600	574	(4)%	4%	2,272	2,333	3%
Other	(143)	(119)	(171)	(66)	(54)	18%	62%	(443)	(410)	7%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$3,270	$5,175	$4,082	$4,278	$2,979	(30)%	(9)%	$17,969	$16,514	(8)%

Total ICG (Ex-CVA/DVA) (1)	$7,209	$9,241	$8,495	$8,687	$7,187	(17)%	—	$33,912	$33,610	(1)%

CVA/DVA {excluded as applicable in lines above}	(165)	(7)	(32)	(316)	12	NM	NM	(345)	(343)	1%
Total Revenues, net of Interest Expense	$7,044	$9,234	$8,463	$8,371	$7,199	(14)%	2%	$33,567	$33,267	(1)%

Taxable-equivalent adjustments (3)	$266	$240	$240	$241	$244	1%	(8)%	$1,138	$965	(15)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$7,475	$9,481	$8,735	$8,928	$7,431	(17)%	(1)%	$35,050	$34,575	(1)%

(1) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

(2) Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3) Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$(132)	$(36)	$(45)	$(62)	$(79)	(27)%	40%	$(609)	$(222)	64%
Non-Interest Revenue	91	177	80	70	(58)	NM	NM	730	269	(63)%
Total Revenues, Net of Interest Expense	(41)	141	35	8	(137)	NM	NM	121	47	(61)%
Total Operating Expenses	193	421	655	1,742	3,281	88%	NM	1,033	6,099	NM
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(234)	(280)	(620)	(1,734)	(3,418)	(97)%	NM	(912)	(6,052)	NM
Income Taxes	22	178	(188)	(136)	(313)	NM	NM	(282)	(459)	(63)%
Income from Continuing Operations	(256)	(458)	(432)	(1,598)	(3,105)	(94)%	NM	(630)	(5,593)	NM
Income (Loss) from Discontinued Operations, net of taxes (2)	181	37	(22)	(16)	(1)	94%	NM	270	(2)	NM
Noncontrolling Interests	26	10	25	4	5	25%	(81)%	84	44	(48)%
Net Income (Loss)	$(101)	$(431)	$(479)	$(1,618)	$(3,111)	(92)%	NM	$(444)	$(5,639)	NM
EOP Assets (in billions of dollars)	$313	$323	$326	$332	$329	(1)%	5%
Average Assets (in billions of dollars)	$318	$318	$326	$339	$343	1%	8%	$287	$332	16%

(1)  Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items and Income (Loss) from Discontinued Operations.

(2)  See footnote 1 on page 2 for components of Discontinued operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$5,814	$5,673	$5,630	$5,928	$6,058	2%	4%	$22,413	$23,289	4%
Non-Interest Revenue	1,272	2,668	2,298	2,239	1,496	(33)%	18%	8,836	8,701	(2)%
Total Revenues, Net of Interest Expense	7,086	8,341	7,928	8,167	7,554	(8)%	7%	31,249	31,990	2%
Total Operating Expenses	4,388	4,352	4,143	4,392	4,364	(1)%	(1)%	17,435	17,251	(1)%
Net Credit Losses	1,113	1,093	1,085	1,011	1,021	1%	(8)%	4,712	4,210	(11)%
Credit Reserve Build / (Release)	(71)	(317)	(491)	(314)	(85)	73%	(20)%	(1,155)	(1,207)	(5)%
Provision Unfunded Lending Commitments	(29)	(14)	(19)	(23)	(81)	NM	NM	49	(137)	NM
Provision for Benefits & Claims	16	6	12	12	11	(8)%	(31)%	60	41	(32)%
Provision for Credit Losses and for Benefits and Claims	1,029	768	587	686	866	26%	(16)%	3,666	2,907	(21)%
Income from Continuing Operations before Taxes	1,669	3,221	3,198	3,089	2,324	(25)%	39%	10,148	11,832	17%
Income Taxes	416	912	1,053	1,016	534	(47)%	28%	3,095	3,515	14%
Income from Continuing Operations	1,253	2,309	2,145	2,073	1,790	(14)%	43%	7,053	8,317	18%
Noncontrolling Interests	6	5	(5)	22	8	(64)%	33%	24	30	25%
Net Income	$1,247	$2,304	$2,150	$2,051	$1,782	(13)%	43%	$7,029	$8,287	18%
Average Assets (in billions of dollars)	$632	$629	$619	$645	$663	3%	5%	$634	$639	1%
Return on Average Assets	0.78%	1.49%	1.39%	1.26%	1.07%			1.11%	1.30%
Efficiency Ratio	62%	52%	52%	54%	58%			56%	54%

Revenue by Business
Retail Banking	$1,087	$1,139	$1,173	$1,228	$1,361	11%	25%	$5,376	$4,901	(9)%
Citi-Branded Cards	2,120	2,019	2,028	2,115	2,120	—	—	8,211	8,282	1%
Citi Retail Services	1,667	1,625	1,581	1,646	1,610	(2)%	(3)%	6,189	6,462	4%
Global Consumer Banking	4,874	4,783	4,782	4,989	5,091	2%	4%	19,776	19,645	(1)%
Institutional Clients Group	2,212	3,558	3,146	3,178	2,463	(22)%	11%	11,473	12,345	8%
Total	$7,086	$8,341	$7,928	$8,167	$7,554	(8)%	7%	$31,249	$31,990	2%

CVA/DVA {included as applicable in businesses above}	(113)	(1)	(30)	17	64	NM	NM	(263)	50	NM
Total Revenues - Excluding CVA/DVA (2)	$7,199	$8,342	$7,958	$8,150	$7,490	(8)%	4%	$31,512	$31,940	1%

Income (loss) from Continuing Operations by Business
Retail Banking	$(21)	$17	$89	$105	$138	31%	NM	$411	$349	(15)%
Citi-Branded Cards	522	566	558	639	639	—	22%	1,942	2,402	24%
Citi Retail Services	357	437	430	441	362	(18)%	1%	1,557	1,670	7%
Global Consumer Banking	858	1,020	1,077	1,185	1,139	(4)%	33%	3,910	4,421	13%
Institutional Clients Group	395	1,289	1,068	888	651	(27)%	65%	3,143	3,896	24%
Total	$1,253	$2,309	$2,145	$2,073	$1,790	(14)%	43%	$7,053	$8,317	18%

CVA/DVA {included as applicable in businesses above}	(68)	(1)	(18)	10	39	NM	NM	(161)	30	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,321	$2,310	$2,163	$2,063	$1,751	(15)%	33%	$7,214	$8,287	15%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$1,065	$1,044	$1,102	$1,071	$1,082	1%	2%	$4,513	$4,299	(5)%
Non-Interest Revenue	1,325	2,085	1,698	1,539	1,250	(19)%	(6)%	6,956	6,572	(6)%
Total Revenues, Net of Interest Expense	2,390	3,129	2,800	2,610	2,332	(11)%	(2)%	11,469	10,871	(5)%
Total Operating Expenses	1,893	1,985	1,944	1,957	2,066	6%	9%	7,765	7,952	2%
Net Credit Losses	36	8	23	23	15	(35)%	(58)%	143	69	(52)%
Credit Reserve Build / (Release)	(108)	(47)	(43)	(85)	34	NM	NM	(57)	(141)	NM
Provision Unfunded Lending Commitments	(1)	(4)	(4)	(2)	1	NM	NM	(19)	(9)	53%
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(73)	(43)	(24)	(64)	50	NM	NM	67	(81)	NM
Income from Continuing Operations before Taxes	570	1,187	880	717	216	(70)%	(62)%	3,637	3,000	(18)%
Income Taxes	170	393	308	255	67	(74)%	(61)%	1,170	1,023	(13)%
Income from Continuing Operations	400	794	572	462	149	(68)%	(63)%	2,467	1,977	(20)%
Noncontrolling Interests	12	26	27	25	18	(28)%	50%	96	96	—
Net Income	$388	$768	$545	$437	$131	(70)%	(66)%	$2,371	$1,881	(21)%
Average Assets (in billions of dollars)	$292	$301	$313	$287	$292	2%	—	$299	$298	—
Return on Average Assets	0.53%	1.03%	0.70%	0.60%	0.18%			0.79%	0.63%
Efficiency Ratio	79%	63%	69%	75%	89%			68%	73%

Revenue by Business
Retail Banking	$220	$214	$224	$212	$194	(8)%	(12)%	$868	$844	(3)%
Citi-Branded Cards	138	133	135	135	111	(18)%	(20)%	581	514	(12)%
Regional Consumer Banking	358	347	359	347	305	(12)%	(15)%	1,449	1,358	(6)%
Institutional Clients Group	2,032	2,782	2,441	2,263	2,027	(10)%	—	10,020	9,513	(5)%
Total	$2,390	$3,129	$2,800	$2,610	$2,332	(11)%	(2)%	$11,469	$10,871	(5)%

CVA/DVA {included as applicable in businesses above}	(21)	19	15	(277)	(31)	89%	(48)%	(45)	(274)	NM
Total Revenues - Excluding CVA/DVA (2)	$2,411	$3,110	$2,785	$2,887	$2,363	(18)%	(2)%	$11,514	$11,145	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(17)	$(7)	$7	$(10)	$(20)	(100)%	(18)%	$(42)	$(30)	29%
Citi-Branded Cards	16	22	8	11	(18)	NM	NM	77	23	(70)%
Regional Consumer Banking	(1)	15	15	1	(38)	NM	NM	$35	$(7)	NM
Institutional Clients Group	401	779	557	461	187	(59)%	(53)%	2,432	1,984	(18)%
Total	$400	$794	$572	$462	$149	(68)%	(63)%	$2,467	$1,977	(20)%

CVA/DVA {included as applicable in businesses above}	(13)	12	9	(170)	(19)	89%	(46)%	(30)	(168)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$413	$782	$563	$632	$168	(73)%	(59)%	$2,497	$2,145	(14)%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$2,341	$2,238	$2,267	$2,321	$2,309	(1)%	(1)%	$9,244	$9,135	(1)%
Non-Interest Revenue	1,213	1,132	1,207	1,051	916	(13)%	(24)%	4,764	4,306	(10)%
Total Revenues, Net of Interest Expense	3,554	3,370	3,474	3,372	3,225	(4)%	(9)%	14,008	13,441	(4)%
Total Operating Expenses	2,229	1,770	1,841	1,874	1,860	(1)%	(17)%	7,673	7,345	(4)%
Net Credit Losses	458	617	486	520	646	24%	41%	1,748	2,269	30%
Credit Reserve Build / (Release)	68	57	170	84	(54)	NM	NM	327	257	(21)%
Provision Unfunded Lending Commitments	9	(1)	1	(1)	10	NM	11%	29	9	(69)%
Provision for Benefits & Claims	36	47	27	40	44	10%	22%	152	158	4%
Provision for Credit Losses and for Benefits and Claims	571	720	684	643	646	—	13%	2,256	2,693	19%
Income from Continuing Operations before Taxes	754	880	949	855	719	(16)%	(5)%	4,079	3,403	(17)%
Income Taxes	181	228	220	223	191	(14)%	6%	1,114	862	(23)%
Income from Continuing Operations	573	652	729	632	528	(16)%	(8)%	2,965	2,541	(14)%
Noncontrolling Interests	1	2	2	3	—	(100)%	(100)%	3	7	NM
Net Income	$572	$650	$727	$629	$528	(16)%	(8)%	$2,962	$2,534	(14)%
Average Assets (in billions of dollars)	$178	$178	$178	$172	$165	(4)%	(7)%	$180	$173	(4)%
Return on Average Assets	1.27%	1.48%	1.64%	1.45%	1.27%			1.65%	1.46%
Efficiency Ratio	63%	53%	53%	56%	58%			55%	55%

Revenue by Business
Retail Banking	$1,562	$1,498	$1,511	$1,534	$1,457	(5)%	(7)%	$6,133	$6,000	(2)%
Citi-Branded Cards	841	770	813	823	798	(3)%	(5)%	3,183	3,204	1%
Regional Consumer Banking	2,403	2,268	2,324	2,357	2,255	(4)%	(6)%	$9,316	$9,204	(1)%
Institutional Clients Group	1,151	1,102	1,150	1,015	970	(4)%	(16)%	4,692	4,237	(10)%
Total	$3,554	$3,370	$3,474	$3,372	$3,225	(4)%	(9)%	$14,008	$13,441	(4)%

CVA/DVA {included as applicable in businesses above}	4	(2)	(9)	(23)	(11)	52%	NM	11	(45)	NM
Total Revenues - Excluding CVA/DVA (2)	$3,550	$3,372	$3,483	$3,395	$3,236	(5)%	(9)%	$13,997	$13,486	(4)%

Income from Continuing Operations by Business
Retail Banking	$211	$205	$208	$182	$124	(32)%	(41)%	$752	$719	(4)%
Citi-Branded Cards	160	106	91	156	132	(15)%	(18)%	585	485	(17)%
Regional Consumer Banking	371	311	299	338	256	(24)%	(31)%	$1,337	$1,204	(10)%
Institutional Clients Group	202	341	430	294	272	(7)%	35%	1,628	1,337	(18)%
Total	$573	$652	$729	$632	$528	(16)%	(8)%	$2,965	$2,541	(14)%

CVA/DVA {included as applicable in businesses above}	2	(1)	(6)	(14)	(7)	50%	NM	6	(28)	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$571	$653	$735	$646	$535	(17)%	(6)%	$2,959	$2,569	(13)%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Net Interest Revenue	$2,011	$1,937	$2,020	$2,071	$1,923	(7)%	(4)%	$8,048	$7,951	(1)%
Non-Interest Revenue	1,472	1,750	1,622	1,788	1,607	(10)%	9%	6,958	6,767	(3)%
Total Revenues, Net of Interest Expense	3,483	3,687	3,642	3,859	3,530	(9)%	1%	15,006	14,718	(2)%
Total Operating Expenses	2,096	2,077	2,424	2,098	2,090	—	—	8,532	8,689	2%
Net Credit Losses	205	202	196	196	185	(6)%	(10)%	790	779	(1)%
Credit Reserve Build / (Release)	7	2	(50)	(66)	(47)	29%	NM	59	(161)	NM
Provision for Unfunded Lending Commitments	(5)	(4)	(6)	(1)	(4)	NM	20%	31	(15)	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	207	200	140	129	134	4%	(35)%	880	603	(31)%
Income from Continuing Operations before Taxes	1,180	1,410	1,078	1,632	1,306	(20)%	11%	5,594	5,426	(3)%
Income Taxes	397	473	357	529	443	(16)%	12%	1,902	1,802	(5)%
Income from Continuing Operations	783	937	721	1,103	863	(22)%	10%	3,692	3,624	(2)%
Noncontrolling Interests	1	1	1	1	1	—	—	4	4	—
Net Income	$782	$936	$720	$1,102	$862	(22)%	10%	$3,688	$3,620	(2)%
Average Assets (in billions of dollars)	$349	$347	$355	$345	$337	(2)%	(3)%	$349	$346	(1)%
Return on Average Assets	0.89%	1.09%	0.81%	1.27%	1.01%			1.06%	1.05%
Efficiency Ratio	60%	56%	67%	54%	59%			57%	59%

Revenue by Business
Retail Banking	$1,070	$1,166	$1,161	$1,190	$1,092	(8)%	2%	$4,564	$4,609	1%
Citi-Branded Cards	764	729	755	754	699	(7)%	(9)%	3,060	2,937	(4)%
Regional Consumer Banking	1,834	1,895	1,916	1,944	1,791	(8)%	(2)%	7,624	7,546	(1)%
Institutional Clients Group	1,649	1,792	1,726	1,915	1,739	(9)%	5%	7,382	7,172	(3)%
Total	$3,483	$3,687	$3,642	$3,859	$3,530	(9)%	1%	$15,006	$14,718	(2)%

CVA/DVA {included as applicable in businesses above}	(35)	(23)	(8)	(33)	(10)	70%	71%	(48)	(74)	(54)%
Total Revenues - Excluding CVA/DVA (2)	$3,518	$3,710	$3,650	$3,892	$3,540	(9)%	1%	$15,054	$14,792	(2)%

Income from Continuing Operations by Business
Retail Banking	$145	$221	$58	$261	$198	(24)%	37%	$786	$738	(6)%
Citi-Branded Cards	168	160	156	152	114	(25)%	(32)%	695	582	(16)%
Regional Consumer Banking	313	381	214	413	312	(24)%	—	1,481	1,320	(11)%
Institutional Clients Group	470	556	507	690	551	(20)%	17%	2,211	2,304	4%
Total	$783	$937	$721	$1,103	$863	(22)%	10%	$3,692	$3,624	(2)%

CVA/DVA {included as applicable in businesses above}	(21)	(15)	(5)	(20)	(6)	70%	71%	(29)	(46)	(59)%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$804	$952	$726	$1,123	$869	(23)%	8%	$3,721	$3,670	(1)%

(1)  Regional results do not include Corporate/Other.  See page 20 for Corporate/Other results.

(2)  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Revenues
Net interest revenue	$871	$903	$972	$858	$808	(6)%	(7)%	$3,184	$3,541	11%
Non-interest revenue	436	553	491	730	500	(32)%	15%	1,382	2,274	65%
Total revenues, net of interest expense	1,307	1,456	1,463	1,588	1,308	(18)%	—	4,566	5,815	27%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	735	519	399	347	381	10%	(48)%	3,070	1,646	(46)%
Credit Reserve Build / (Release) (2) (3)	(532)	(341)	(196)	(141)	(215)	(52)%	60%	(2,033)	(893)	56%
Provision for loan losses	203	178	203	206	166	(19)%	(18)%	1,037	753	(27)%
Provision for Benefits & Claims	143	155	143	153	151	(1)%	6%	618	602	(3)%
Provision for unfunded lending commitments	(8)	(4)	(3)	(3)	—	100%	100%	(10)	(10)	—
Total provisions for credit losses and for benefits and claims	338	329	343	356	317	(11)%	(6)%	1,645	1,345	(18)%

Total operating expenses (2)	1,493	1,544	4,514	892	765	(14)%	(49)%	5,970	7,715	29%

Income (Loss) from Continuing Operations before Income Taxes	(524)	(417)	(3,394)	340	226	(34)%	NM	(3,049)	(3,245)	(6)%
Provision (benefits) for income taxes	(96)	(134)	88	98	69	(30)%	NM	(1,132)	121	NM

Income (Loss) from Continuing Operations	(428)	(283)	(3,482)	242	157	(35)%	NM	(1,917)	(3,366)	(76)%

Noncontrolling Interests	4	1	—	4	(1)	NM	NM	16	4	(75)%
Citi Holding's Net Income (Loss)	$(432)	$(284)	$(3,482)	$238	$158	(34)%	NM	$(1,933)	$(3,370)	(74)%
Average Assets (in billions of dollars)	$119	$115	$112	$107	$100	(7)%	(16)%	$135	$109	(19)%
Return on Average Assets	(1.44)%	(1.00)%	(12.47)%	0.88%	0.63%			(1.43)%	(3.09)%
Efficiency Ratio	114%	106%	309%	56%	58%			131%	133%

Balance Sheet Data (in billions):

Total EOP Assets	$117	$114	$111	$103	$98	(5)%	(16)%	$117	$98	(16)%

Total EOP Loans	$93	$90	$82	$78	$73	(6)%	(21)%	$93	$73	(21)%

Total EOP Deposits	$36	$29	$20	$14	$10	(31)%	(72)%	$36	$10	(72)%

Consumer Net Credit Losses as a % of Average Loans	3.20%	2.29%	1.83%	1.87%	1.83%			3.04%	1.99%

(1)    The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(2)    The second quarter of 2014 results include the impact of a $3.8 billion charge ($3.7 billion after-tax) to settle claims related to legacy residential mortgage-backed securities (RMBS) and collateralized debt obilgations (CDOs) issued, structured or underwritten by Citigroup between 2003 and 2008. For additional information, please see Citigroup’s Form 8-K filed with the U.S. Securities and Exchange Commission on July 14, 2014. The charge consisted of $3.7 billion in legal expenses and a $55 million loan loss reserve build.

(3)    The fourth quarter of 2013, first quarter of 2014, second quarter of 2014, third quarter of 2014 and fourth quarter of 2014 include $60 million, $32 million, $0 million, $77 million and $8 million, respectively, of builds related to gains / (losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

CITI HOLDINGS KEY INDICATORS:

Consumer - International

Branches (actual)	73	72	5	5	2	(60)%	(97)%

Average Loans (in billions) (1)	$5.9	$5.7	$5.6	$2.5	$2.0	(20)%	(66)%

EOP Loans (1):
Real Estate Lending (REL)	$3.2	$3.0	$2.9	$1.9	$1.7	(11)%	(47)%
Cards	2.5	2.4	—	—		—	(100)%
Commercial Markets	—	—	—	—		—	—
Personal and Other	0.2	0.3	0.2	0.1	0.1	—	(50)%
EOP Loans (in billions of dollars)	$5.9	$5.7	$3.1	$2.0	$1.8	(10)%	(69)%
Net Interest Revenue	$66	$43	$83	$(2)	$(44)	NM	NM
As a % of Average Loans	4.44%	3.06%	5.94%	(0.32)%	(8.73)%
Net Credit Losses	$35	$32	$39	$6	$(9)	NM	NM
As a % of Average Loans	2.35%	2.28%	2.79%	0.95%	(1.79)%
Loans 90+ Days Past Due	$162	$170	$66	$11	$12	9%	(93)%
As a % of EOP Loans	2.75%	2.98%	2.13%	0.55%	0.67%
Loans 30-89 Days Past Due	$200	$194	$86	$35	$36	3%	(82)%
As a % of EOP Loans	3.39%	3.40%	2.77%	1.75%	2.00%

Consumer - North America (1)

Branches (actual)	1,471	1,459	1,458	1,455	1,424	(2)%	(3)%

Average Loans (in billions of dollars)	$86.8	$83.8	$80.8	$77.1	$73.9	(4)%	(15)%

EOP Loans (in billions of dollars)	$85.3	$82.3	$78.5	$74.9	$70.8	(5)%	(17)%
Net Interest Revenue	$819	$862	$859	$860	$860	—	5%
As a % of Average Loans	3.74%	4.17%	4.26%	4.43%	4.62%
Net Credit Losses	$713	$474	$356	$369	$359	(3)%	(50)%
As a % of Average Loans	3.26%	2.29%	1.77%	1.90%	1.93%
Loans 90+ Days Past Due (2)	$2,594	$2,545	$2,470	$2,093	$1,963	(6)%	(24)%
As a % of EOP Loans	3.33%	3.38%	3.37%	2.99%	2.94%
Loans 30-89 Days Past Due (2)	$2,524	$2,103	$2,174	$1,978	$1,663	(16)%	(34)%
As a % of EOP Loans	3.24%	2.79%	2.97%	2.83%	2.49%

(1) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2) See footnote 1 on page 27.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage Inc.)	$36.3	$35.0	$33.3	$30.9	$29.1	(6)%	(20)%
CFNA (CitiFinancial - North America)	9.2	8.8	8.6	8.3	7.9	(5)%	(14)%
Residential First	45.5	43.8	41.9	39.2	37.0	(6)%	(19)%
Home Equity	29.3	28.2	27.4	26.4	25.3	(4)%	(14)%
Average Loans (in billions of dollars)	$74.8	$72.0	$69.3	$65.6	$62.3	(5)%	(17)%

CMI	$35.6	$34.5	$31.6	$29.4	$26.9	(9)%	(24)%
CFNA	9.0	8.7	8.4	8.1	7.5	(7)%	(17)%
Residential First	44.6	43.2	40.0	37.5	34.4	(8)%	(23)%
Home Equity	28.7	27.7	26.9	25.9	24.9	(4)%	(13)%
EOP Loans (in billions of dollars)	$73.3	$70.9	$66.9	$63.4	$59.3	(6)%	(19)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$100.1	$88.4	$69.9	$56.0	$47.4	(15)%	(53)%
Net Servicing & Gain/(Loss) on Sale	$53.5	$27.2	$34.6	$81.5	$96.8	19%	81%
Net Interest Revenue on Loans	$342	$354	$333	$311	$305	(2)%	(11)%
As a % of Avg. Loans	1.81%	1.99%	1.93%	1.88%	1.94%

CMI (1)	$111	$95	$1	$54	$26	(52)%	(77)%
CFNA	186	95	90	83	91	10%	(51)%
Residential First	$297	$190	$91	$137	$117	(15)%	(61)%
Home Equity	269	140	114	98	87	(11)%	(68)%
Net Credit Losses (NCLs) (4)	$566	$330	$205	$235	$204	(13)%	(64)%
As a % of Avg. Loans	3.00%	1.86%	1.19%	1.42%	1.30%

CMI	$1,250	$1,228	$1,197	$802	$642	(20)%	(49)%
CFNA	522	539	546	543	543	—	4%
Residential First	1,772	1,767	1,743	1,345	1,185	(12)%	(33)%
Home Equity	582	542	517	503	500	(1)%	(14)%
Loans 90+ Days Past Due (2) (3)	$2,354	$2,309	$2,260	$1,848	$1,685	(9)%	(28)%
As a % of EOP Loans	3.57%	3.61%	3.66%	3.16%	3.05%

CMI	$1,580	$1,283	$1,340	$1,125	$831	(26)%	(47)%
CFNA	304	294	302	300	292	(3)%	(4)%
Residential First	1,884	1,577	1,642	1,425	1,123	(21)%	(40)%
Home Equity	422	350	336	334	324	(3)%	(23)%
Loans 30-89 Days Past Due (2) (3)	$2,306	$1,927	$1,978	$1,759	$1,447	(18)%	(37)%
As a % of EOP Loans	3.49%	3.02%	3.21%	3.01%	2.62%

North America Personal Loans
Average Loans (in billions of dollars)	$9.2	$9.2	$9.1	$9.2	$9.3	1%	1%
EOP Loans (in billions of dollars)	$9.3	$9.0	$9.2	$9.3	$9.4	1%	1%
Net Interest Revenue on Loans	$516	$511	$516	$531	$532	—	3%
As a % of Avg. Loans	22.25%	22.53%	22.74%	22.90%	22.70%
Net Credit Losses	$134	$140	$143	$129	$154	19%	15%
As a % of Avg. Loans	5.78%	6.17%	6.30%	5.56%	6.57%
Loans 90+ Days Past Due	$221	$218	$194	$227	$264	16%	19%
As a % of EOP Loans	2.38%	2.42%	2.11%	2.44%	2.81%
Loans 30-89 Days Past Due	$161	$125	$155	$178	$180	1%	12%
As a % of EOP Loans	1.73%	1.39%	1.68%	1.91%	1.91%

(1)         The second quarter of 2014 NCLs for CMI Residential First Mortgages includes a $58 million recovery.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $3.3 billion and ($6.4 billion), $3.0 billion and ($6.1 billion), $2.8 billion and ($5.2 billion), $2.6 billion and ($5.0 billion) and $2.2 billion and ($4.0 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.1 billion and ($6.4 billion), $0.9 billion and ($6.1 billion), $0.7 billion and ($5.2 billion), $0.7 billion and ($5.0 billion) and $0.5 billion and ($4.0 billion), as of December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014, respectively.

(3)         The December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $0.9 billion, $17 million, $15 million and $14 million, respectively, of loans that are carried at fair value.

(4)         The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans).  These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2013	2014	2014(5)	2013	2014	2014(5)	2013		2014		2014(5)
Assets:
Deposits with Banks	$173,378	$159,432	$150,534	$263	$235	$222	0.60%		0.58%		0.59%
Fed Funds Sold and Resale Agreements (6)	257,696	248,074	250,770	559	567	613	0.86%		0.91%		0.97%
Trading Account Assets (7)	239,213	237,842	232,367	1,517	1,515	1,489	2.52%		2.53%		2.54%
Investments	308,264	327,790	331,036	1,831	1,911	1,892	2.36%		2.31%		2.27%
Total Loans (net of Unearned Income) (8)	659,346	659,102	650,819	11,554	11,193	11,053	6.95%		6.74%		6.74%
Other Interest-Earning Assets	30,357	43,703	44,816	110	215	115	1.44%		1.95%		1.02%
Total Average Interest-Earning Assets	$1,668,254	$1,675,943	$1,660,342	$15,834	$15,636	$15,384	3.77%		3.70%		3.68%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$763,475	$753,583	$738,612	$1,210	$1,183	$1,085	0.63%		0.62%		0.58%
Deposit Insurance and FDIC Assessment	—	—	—	277	234	272
Total Deposits	763,475	753,583	738,612	1,487	1,417	1,357	0.77%		0.75%		0.73%
Fed Funds Purchased and Repurchase Agreements (6)	216,084	182,209	187,434	539	411	422	0.99%		0.89%		0.89%
Trading Account Liabilities (7)	66,001	75,402	72,055	38	38	41	0.23%		0.20%		0.23%
Short-Term Borrowings	115,246	124,993	118,033	136	141	140	0.47%		0.45%		0.47%
Long-Term Debt (9)	198,976	204,000	201,678	1,537	1,318	1,199	3.06%		2.56%		2.36%
Total Average Interest-Bearing Liabilities	$1,359,782	$1,340,187	$1,317,812	$3,737	$3,325	$3,159	1.09%		0.98%		0.95%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,359,782	$1,340,187	$1,317,812	$3,460	$3,091	$2,887	1.01%		0.92%		0.87%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,097	$12,311	$12,225	2.88%		2.91%		2.92%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,374	$12,545	$12,497	2.94%		2.97%		2.99%

4Q14 Increase (Decrease) From							4	bps	1	bps

4Q14 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							5	bps	2	bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $127 million for the fourth quarter of 2013, $124 million for the third quarter of 2014 and $125 million for the fourth quarter of 2014.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate% is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Citicorp Deposits by Business

Global Consumer Banking
North America	$170.2	$172.6	$170.6	$171.7	$171.4	—	1%
EMEA	13.1	13.3	13.8	13.0	12.8	(2)%	(2)%
Latin America	47.4	48.0	48.3	45.9	45.5	(1)%	(4)%
Asia (1)	101.4	103.0	105.0	101.3	77.9	(23)%	(23)%
Total	$332.1	$336.9	$337.7	$331.9	$307.6	(7)%	(7)%

ICG
North America	$183.0	$186.0	$182.5	$180.5	$196.2	9%	7%
EMEA	185.1	183.7	185.1	179.8	164.5	(9)%	(11)%
Latin America	59.9	65.2	64.6	62.4	56.3	(10)%	(6)%
Asia	146.1	139.0	145.0	144.7	141.9	(2)%	(3)%
Total	$574.1	$573.9	$577.2	$567.4	$558.9	(1)%	(3)%

Corporate/Other	$26.1	$26.3	$31.3	$29.0	$22.8	(21)%	(13)%

Total Citicorp	$932.3	$937.1	$946.2	$928.3	$889.3	(4)%	(5)%

Total Citi Holdings	$36.0	$29.2	$19.5	$14.4	$10.0	(31)%	(72)%

Total Citigroup Deposits - EOP	$968.3	$966.3	$965.7	$942.7	$899.3	(5)%	(7)%

Total Citigroup Deposits - Average	$956.4	$957.4	$959.5	$954.2	$938.7	(2)%	(2)%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$968.3	$966.3	$965.7	$942.7	$899.3	(5)%	(7)%
Impact of FX Translation (2)	(29.8)	(28.5)	(32.6)	(15.8)	—
Total Citigroup EOP Deposits - Ex-FX (3)	$938.5	$937.8	$933.1	$926.9	$899.3	(3)%	(4)%

(1)	See footnote 4 on page 1.
(2)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.
(3)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Citicorp:
Global Consumer Banking

North America
Credit Cards	$116.8	$109.1	$110.4	$109.5	$114.0	4%	(2)%
Retail Banking	44.1	45.0	46.2	47.5	46.8	(1)%	6%
Total	$160.9	$154.1	$156.6	$157.0	$160.8	2%	—

EMEA
Credit Cards	$2.4	$2.4	$2.5	$2.4	$2.2	(8)%	(8)%
Retail Banking	5.6	5.8	6.0	5.7	5.4	(5)%	(4)%
Total	$8.0	$8.2	$8.5	$8.1	$7.6	(6)%	(5)%

Latin America
Credit Cards	$12.1	$11.7	$11.7	$11.5	$10.9	(5)%	(10)%
Retail Banking	30.3	30.2	30.8	29.8	27.7	(7)%	(9)%
Total	$42.4	$41.9	$42.5	$41.3	$38.6	(7)%	(9)%

Asia
Credit Cards	$19.1	$18.6	$19.3	$18.5	$18.4	(1)%	(4)%
Retail Banking	71.6	73.4	75.6	74.2	71.8	(3)%	—
Total	$90.7	$92.0	$94.9	$92.7	$90.2	(3)%	(1)%

Total Consumer Loans
Credit Cards	$150.4	$141.8	$143.9	$141.9	$145.5	3%	(3)%
Retail Banking	151.6	154.4	158.6	157.2	151.7	(3)%	—
Total Consumer	$302.0	$296.2	$302.5	$299.1	$297.2	(1)%	(2)%

Total Corporate Loans
North America	$105.8	$107.3	$108.9	$114.5	$117.7	3%	11%
EMEA	58.5	60.4	61.0	57.1	55.9	(2)%	(4)%
Latin America	39.8	41.4	41.0	38.8	37.9	(2)%	(5)%
Asia	66.6	69.4	71.7	66.6	62.8	(6)%	(6)%
Total Corporate Loans	$270.7	$278.5	$282.6	$277.0	$274.3	(1)%	1%

Total Citicorp	$572.7	$574.7	$585.1	$576.1	$571.5	(1)%	—

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$572.7	$574.7	$585.1	$576.1	$571.5	(1)%	—
Impact of FX Translation (1)	(15.8)	(15.3)	(18.5)	(10.0)	—
Total Citicorp EOP Loans - Ex-FX (2)	$556.9	$559.4	$566.6	$566.1	$571.5	1%	3%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Citi Holdings:

Consumer - North America
Mortgages	73.3	70.9	66.9	63.4	59.3	(6)%	(19)%
Personal Loans	9.3	9.0	9.2	9.3	9.4	1%	1%
Other	2.7	2.4	2.4	2.2	2.1	(5)%	(22)%
Total	$85.3	$82.3	$78.5	$74.9	$70.8	(5)%	(17)%

Consumer - International
Credit Cards	$2.5	$2.4	$—	$—	$—	—	(100)%
REL, Personal & Other	3.4	3.3	3.1	2.0	1.8	(10)%	(47)%
Total	$5.9	$5.7	$3.1	$2.0	$1.8	(10)%	(69)%

Citi Holdings - Other	1.6	1.5	0.8	0.8	0.5	(38)%	(69)%

Total Citi Holdings	$92.8	$89.5	$82.4	$77.7	$73.1	(6)%	(21)%

Total Citigroup	$665.5	$664.2	$667.5	$653.8	$644.6	(1)%	(3)%

Consumer Loans	$393.8	$384.7	$384.3	$376.3	$370.0	(2)%	(6)%
Corporate Loans	271.7	279.5	283.2	277.5	274.6	(1)%	1%
Total Citigroup	$665.5	$664.2	$667.5	$653.8	$644.6	(1)%	(3)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$665.5	$664.2	$667.5	$653.8	$644.6	(1)%	(3)%
Impact of FX Translation (1)	(16.6)	(16.2)	(19.3)	(10.2)	—
Total Citigroup EOP Loans - Ex-FX (2)	$648.9	$648.0	$648.2	$643.6	$644.6	—	(1)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)                       Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2014 average exchange rates for all periods presented.

(2)                       Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2013	2014	2014	2014	2014	2014

Citicorp (2)
Total	$2,973	$2,908	$2,805	$2,754	$2,664	$297.2
Ratio	0.99%	0.99%	0.93%	0.92%	0.90%

Retail Bank (2)
Total	$952	$992	$1,015	$990	$840	$151.7
Ratio	0.63%	0.65%	0.64%	0.63%	0.56%
North America (2)	$257	$243	$227	$229	$225	$46.8
Ratio	0.60%	0.55%	0.50%	0.49%	0.49%
EMEA	$34	$27	$26	$21	$19	$5.4
Ratio	0.61%	0.47%	0.43%	0.37%	0.35%
Latin America (3)	$470	$528	$552	$527	$410	$27.7
Ratio (3)	1.55%	1.75%	1.79%	1.77%	1.48%
Asia	$191	$194	$210	$213	$186	$71.8
Ratio	0.27%	0.26%	0.28%	0.29%	0.26%

Cards
Total	$2,021	$1,916	$1,790	$1,764	$1,824	$145.5
Ratio	1.34%	1.35%	1.24%	1.24%	1.25%
North America - Citi-Branded	$681	$648	$583	$559	$593	$67.5
Ratio	0.97%	0.97%	0.87%	0.84%	0.88%
North America - Retail Services	$771	$689	$606	$630	$678	$46.5
Ratio	1.67%	1.63%	1.41%	1.47%	1.46%
EMEA	$32	$31	$31	$33	$30	$2.2
Ratio	1.33%	1.29%	1.24%	1.38%	1.36%
Latin America	$349	$349	$364	$354	$345	$10.9
Ratio	2.88%	2.98%	3.11%	3.08%	3.17%
Asia	$188	$199	$206	$188	$178	$18.4
Ratio	0.98%	1.07%	1.07%	1.02%	0.97%

Citi Holdings - Consumer (2) (4)	$2,756	$2,715	$2,536	$2,104	$1,975	$72.6
Ratio	3.28%	3.35%	3.32%	2.93%	2.88%
International	$162	$170	$66	$11	$12	$1.8
Ratio	2.75%	2.98%	2.13%	0.55%	0.67%
North America (2) (4)	$2,594	$2,545	$2,470	$2,093	$1,963	$70.8
Ratio	3.33%	3.38%	3.37%	2.99%	2.94%
Other (5)						$0.2

Total Citigroup (2) (4)	$5,729	$5,623	$5,341	$4,858	$4,639	$370.0
Ratio	1.49%	1.50%	1.41%	1.31%	1.27%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)	See footnote 3 on page 8.
(4)

The December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $0.9 billion, $17 million, $15 million and $14 million, respectively, of loans that are carried at fair value.

(5)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2013	2014	2014	2014	2014	2014

Citicorp (2)
Total	$3,220	$3,015	$2,972	$2,949	$2,820	$297.2
Ratio	1.07%	1.02%	0.99%	0.99%	0.95%

Retail Bank (2)
Total	$1,049	$991	$1,032	$969	$902	$151.7
Ratio	0.70%	0.65%	0.66%	0.62%	0.60%
North America (2)	$205	$177	$203	$213	$212	$46.8
Ratio	0.48%	0.40%	0.45%	0.46%	0.46%
EMEA	$51	$52	$50	$50	$42	$5.4
Ratio	0.91%	0.90%	0.83%	0.88%	0.78%
Latin America	$395	$370	$373	$329	$315	$27.7
Ratio	1.30%	1.23%	1.21%	1.10%	1.14%
Asia	$398	$392	$406	$377	$333	$71.8
Ratio	0.56%	0.53%	0.54%	0.51%	0.46%

Cards
Total	$2,171	$2,024	$1,940	$1,980	$1,918	$145.5
Ratio	1.44%	1.43%	1.35%	1.40%	1.32%
North America - Citi-Branded	$661	$599	$540	$566	$568	$67.5
Ratio	0.94%	0.90%	0.80%	0.85%	0.84%
North America - Retail Services	$830	$725	$683	$729	$748	$46.5
Ratio	1.79%	1.71%	1.58%	1.70%	1.61%
EMEA	$42	$39	$40	$40	$34	$2.2
Ratio	1.75%	1.63%	1.60%	1.67%	1.55%
Latin America	$364	$390	$396	$389	$329	$10.9
Ratio	3.01%	3.33%	3.38%	3.38%	3.02%
Asia	$274	$271	$281	$256	$239	$18.4
Ratio	1.43%	1.46%	1.46%	1.38%	1.30%

Citi Holdings - Consumer (2) (3)	$2,724	$2,297	$2,260	$2,013	$1,699	$72.6
Ratio	3.24%	2.84%	2.96%	2.80%	2.48%
International	$200	$194	$86	$35	$36	$1.8
Ratio	3.39%	3.40%	2.77%	1.75%	2.00%
North America (2) (3)	$2,524	$2,103	$2,174	$1,978	$1,663	$70.8
Ratio	3.24%	2.79%	2.97%	2.83%	2.49%
Other (4)						$0.2

Total Citigroup (2) (3)	$5,944	$5,312	$5,232	$4,962	$4,519	$370.0
Ratio	1.54%	1.41%	1.39%	1.34%	1.24%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Citi Holdings North America Mortgages on page 27.

(3)

The December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $0.9 billion, $0.9 billion, $17 million, $15 million and $14 million, respectively, of loans that are carried at fair value.

(4)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$20,605	$19,648	$18,923	$17,890	$16,915			$25,455	$19,648

Gross Credit (Losses)	(3,094)	(2,983)	(2,812)	(2,586)	(2,727)	(5)%	12%	(12,769)	(11,108)	13%
Gross Recoveries	547	544	623	489	479	(2)%	(12)%	2,306	2,135	(7)%
Net Credit (Losses) / Recoveries (NCLs)	(2,547)	(2,439)	(2,189)	(2,097)	(2,248)	(7)%	12%	(10,463)	(8,973)	14%
NCLs (2)	2,547	2,439	2,189	2,097	2,248	7%	(12)%	10,463	8,973	(14)%
Net Reserve Builds / (Releases) (3)	(246)	(560)	(521)	(492)	(306)	38%	(24)%	(1,961)	(1,879)	4%
Net Specific Reserve Builds / (Releases) (3)	(390)	(86)	(89)	(30)	(61)	NM	84%	(898)	(266)	70%
Provision for Loan Losses	1,911	1,793	1,579	1,575	1,881	19%	(2)%	7,604	6,828	(10)%
Other (4) (5) (6) (7) (8) (9)	(321)	(79)	(423)	(453)	(554)	(22)%	(73)%	(2,948)	(1,509)
Allowance for Loan Losses at End of Period (1) (a)	$19,648	$18,923	$17,890	$16,915	$15,994			$19,648	$15,994

Allowance for Unfunded Lending Commitments (10) (a)	$1,229	$1,202	$1,176	$1,140	$1,063			$1,229	$1,063

Provision for Unfunded Lending Commitments	$(34)	$(27)	$(31)	$(30)	$(74)			$80	$(162)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$20,877	$20,125	$19,066	$18,055	$17,057			$20,877	$17,057

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.97%	2.87%	2.70%	2.60%	2.50%

Allowance for Loan Losses at End of Period (1):
Citicorp	$13,174	$12,870	$12,473	$11,915	$11,465
Citi Holdings	6,474	6,053	5,417	5,000	4,529
Total Citigroup	$19,648	$18,923	$17,890	$16,915	$15,994

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2013 NCLs include approximately $184 million related to: 1) a change in charge-off policy for mortgages originated in Citi’s legacy CitiFinancial North America business (CFNA) to more closely align to policies used in the CitiMortgage (CMI) business ($91 million); 2) acceleration of accounting losses associated with modified home equity loans determined to be collateral dependent ($64 million); and 3) change in estimate of NCLs related to collateral dependent loans to borrowers that have gone through Chapter 7 of the U.S. bankruptcy code ($29 million, of which $15 million related to CMI residential first mortgages and $14 million related to home equity loans). These incremental $184 million of NCLs were fully offset by related loan loss reserve releases during the quarter.

(3)

The fourth quarter of 2013, first quarter of 2014, second quarter of 2014, third quarter of 2014 and fourth quarter of 2014 include $60 million, $32 million, $0 million, $77 million and $8 million, respectively, of builds related to gains / (losses) on loan sales.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)

The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(6)	The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(7)

The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS. These amounts are partially offset by foreign currency translation on the entire allowance balance.

(8)

The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS. Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(9)

The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 exclude $5.0 billion, $5.7 billion, $4.8 billion, $4.4 billion and $5.9 billion, respectively, of loans which are carried at fair value.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$17,912	$17,064	$16,451	$15,520	$14,575			$22,679	$17,064

Net Credit Losses (NCLs)	(2,532)	(2,294)	(2,178)	(2,115)	(2,098)	1%	17%	(10,262)	(8,685)	15%
NCLs (2)	2,532	2,294	2,178	2,115	2,098	(1)%	(17)%	10,262	8,685	(15)%
Net Reserve Builds / (Releases) (3)	(158)	(459)	(495)	(393)	(399)	(2)%	NM	(1,762)	(1,746)	1%
Net Specific Reserve Builds / (Releases) (3)	(362)	(76)	(14)	(117)	(39)	67%	89%	(897)	(246)	73%
Provision for Loan Losses	2,012	1,759	1,669	1,605	1,660	3%	(17)%	7,603	6,693	(12)%
Other (4) (5) (6) (7) (8) (9)	(328)	(78)	(422)	(435)	(532)	(22)%	(62)%	(2,956)	(1,467)	50%
Allowance for Loan Losses at End of Period (1) (a)	$17,064	$16,451	$15,520	$14,575	$13,605			$17,064	$13,605

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$65	$62	$64	$55	$36			$65	$36

Provision for Unfunded Lending Commitments	$(2)	$(2)	$(3)	$(2)	$(15)			$35	$(22)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$17,129	$16,513	$15,584	$14,630	$13,641			$17,129	$13,641

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	4.34%	4.29%	4.04%	3.87%	3.68%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,693	$2,584	$2,472	$2,370	$2,340			$2,776	$2,584

Net Credit (Losses) / Recoveries (NCL’s)	(15)	(145)	(11)	18	(150)	NM	NM	(201)	(288)	(43)%
NCLs	15	145	11	(18)	150	NM	NM	201	288	43%
Net Reserve Builds / (Releases)	(88)	(101)	(26)	(99)	93	NM	NM	(199)	(133)	33%
Net Specific Reserve Builds / (Releases)	(28)	(10)	(75)	87	(22)	NM	21%	(1)	(20)	NM
Provision for Loan Losses	(101)	34	(90)	(30)	221	NM	NM	1	135	NM
Other (4)	7	(1)	(1)	(18)	(22)			8	(42)
Allowance for Loan Losses at End of Period (1) (b)	$2,584	$2,472	$2,370	$2,340	$2,389			$2,584	$2,389

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,164	$1,140	$1,112	$1,085	$1,027			$1,164	$1,027

Provision for Unfunded Lending Commitments	$(32)	$(25)	$(28)	$(28)	$(59)			$45	$(140)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,748	$3,612	$3,482	$3,425	$3,416			$3,748	$3,416

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.97%	0.90%	0.85%	0.86%	0.89%

Footnotes to these tables are on the following page (page 36).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 35).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)	See footnote 2 on page 34.

(3)

The fourth quarter of 2013, first quarter of 2014, second quarter of 2014, third quarter of 2014 and fourth quarter of 2014 include $60 million, $32 million, $0 million, $77 million and $8 million, respectively, of builds related to gains / (losses) on loan sales.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)

The fourth quarter of 2013 includes a reduction of approximately $113 million related to the sale or transfers to held-for-sale of various loan portfolios. Additionally, there was a reduction of $230 million related to a non-provision transfer of reserves associated with deferred interest to other assets which includes deferred interest.

(6)	The first quarter of 2014 includes a reduction of approximately $79 million related to the sale or transfers to held-for-sale of various loan portfolios.

(7)

The second quarter of 2014 includes a reduction of approximately $480 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of approximately $204 million, $177 million and $29 million related to the transfers to held-for-sale (HFS) of businesses in Greece, Spain and Honduras, and $66 million related to a transfer of a real estate loan portfolio to HFS. These amounts are partially offset by foreign currency translation on the entire allowance balance.

(8)

The third quarter of 2014 includes a reduction of approximately $259 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $151 million related to a transfer of a real estate loan portfolio to HFS and a reduction of approximately $108 million related to the transfer of various EMEA loan portfolios to HFS. Additionally, the third quarter includes a reduction of approximately $181 million related to foreign currency translation.

(9)

The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to held-for-sale of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $282 million related to foreign currency translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 exclude $0.9 billion, $0.9 billion, $46 million, $45 million and $43 million, respectively, of loans which are carried at fair value.

(12)

December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 exclude $4.1 billion, $4.8 billion, $4.8 billion, $4.4 billion and $5.9 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Citicorp
Net Credit Losses	$1,812	$1,920	$1,790	$1,750	$1,867	7%	3%	$7,393	$7,327	(1)%
Credit Reserve Build / (Release)	(104)	(305)	(414)	(381)	(152)	60%	(46)%	(826)	(1,252)	(52)%
Global Consumer Banking
Net Credit Losses	1,787	1,786	1,781	1,738	1,746	—	(2)%	7,211	7,051	(2)%
Credit Reserve Build / (Release)	(7)	(218)	(318)	(373)	(253)	32%	NM	(669)	(1,162)	(74)%
North America Regional Consumer Banking
Net Credit Losses	1,106	1,103	1,070	1,017	1,013	—	(8)%	4,634	4,203	(9)%
Credit Reserve Build / (Release)	(87)	(271)	(397)	(340)	(233)	31%	NM	(1,036)	(1,241)	(20)%
Retail Banking
Net Credit Losses	47	35	35	34	36	6%	(23)%	184	140	(24)%
Credit Reserve Build / (Release)	(20)	(4)	(28)	(10)	28	NM	NM	(22)	(14)	36%
Citi-Branded Cards
Net Credit Losses	588	587	570	526	514	(2)%	(13)%	2,555	2,197	(14)%
Credit Reserve Build / (Release)	(76)	(188)	(223)	(212)	(220)	(4)%	NM	(536)	(843)	(57)%
Citi Retail Services
Net Credit Losses	471	481	465	457	463	1%	(2)%	1,895	1,866	(2)%
Credit Reserve Build / (Release)	9	(79)	(146)	(118)	(41)	65%	NM	(478)	(384)	20%
EMEA Regional Consumer Banking
Net Credit Losses	19	11	20	25	5	(80)%	(74)%	68	61	(10)%
Credit Reserve Build / (Release)	(1)	—	3	(2)	23	NM	NM	(18)	24	NM
Retail Banking
Net Credit Losses	8	2	8	14	(4)	NM	NM	26	20	(23)%
Credit Reserve Build / (Release)	(3)	3	(1)	(5)	8	NM	NM	(15)	5	NM
Citi-Branded Cards
Net Credit Losses	11	9	12	11	9	(18)%	(18)%	42	41	(2)%
Credit Reserve Build / (Release)	2	(3)	4	3	15	NM	NM	(3)	19	NM
Latin America Regional Consumer Banking
Net Credit Losses	458	469	493	503	543	8%	19%	1,727	2,008	16%
Credit Reserve Build / (Release)	66	56	111	10	(26)	NM	NM	376	151	(60)%
Retail Banking
Net Credit Losses	224	215	222	222	289	30%	29%	844	948	12%
Credit Reserve Build / (Release)	28	8	18	9	(37)	NM	NM	243	(2)	NM
Citi-Branded Cards
Net Credit Losses	234	254	271	281	254	(10)%	9%	883	1,060	20%
Credit Reserve Build / (Release)	38	48	93	1	11	NM	(71)%	133	153	15%
Asia Regional Consumer Banking
Net Credit Losses	204	203	198	193	185	(4)%	(9)%	782	779	—
Credit Reserve Build / (Release)	15	(3)	(35)	(41)	(17)	59%	NM	9	(96)	NM
Retail Banking
Net Credit Losses	91	91	75	78	77	(1)%	(15)%	289	321	11%
Credit Reserve Build / (Release)	14	(1)	(22)	(28)	(15)	46%	NM	45	(66)	NM
Citi-Branded Cards
Net Credit Losses	113	112	123	115	108	(6)%	(4)%	493	458	(7)%
Credit Reserve Build / (Release)	1	(2)	(13)	(13)	(2)	85%	NM	(36)	(30)	17%

Institutional Clients Group (ICG)
Net Credit Losses	25	134	9	12	121	NM	NM	182	276	52%
Credit Reserve Build / (Release)	(97)	(87)	(96)	(8)	101	NM	NM	(157)	(90)	43%

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,708	$1,615	$1,376	$1,369	$1,715	25%	—	$6,567	$6,075	(7)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						4Q14 Increase		Full	Full	FY 2014 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2013 Increase/
	2013	2014	2014	2014	2014	3Q14	4Q13	2013	2014	(Decrease)

Citi Holdings
Net Credit Losses	$735	$519	$399	$347	$381	10%	(48)%	$3,070	$1,646	(46)%
Credit Reserve Build / (Release)	(532)	(341)	(196)	(141)	(215)	(52)%	60%	(2,033)	(893)	56%

Total Citi Holdings Provision for Loan Losses	$203	$178	$203	$206	$166	(19)%	(18)%	$1,037	$753	(27)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,708	$1,615	$1,376	$1,369	$1,715	25%	—	$6,567	$6,075	(7)%

Total Citigroup Provision for Loan Losses	$1,911	$1,793	$1,579	$1,575	$1,881	19%	(2)%	$7,604	$6,828	(10)%

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$736	$689	$367	$365	$321	(12)%	(56)%
EMEA	766	461	363	322	267	(17)%	(65)%
Latin America	127	186	288	481	416	(14)%	NM
Asia	279	284	200	182	179	(2)%	(36)%
Total	$1,908	$1,620	$1,218	$1,350	$1,183	(12)%	(38)%

Consumer Non-Accrual Loans By Region (2)
North America	$5,238	$5,139	$4,915	$4,546	$4,412	(3)%	(16)%
EMEA	138	131	101	37	32	(14)%	(77)%
Latin America	1,426	1,466	1,386	1,364	1,188	(13)%	(17)%
Asia	293	292	314	325	292	(10)%	—
Total	$7,095	$7,028	$6,716	$6,272	$5,924	(6)%	(17)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$13	$25	$24	$20	$31	55%	NM
Global Consumer Banking	46	52	56	50	49	(2)%	7%
Citi Holdings	338	311	302	292	164	(44)%	(51)%
Corporate/Other	20	21	20	20	16	(20)%	(20)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$417	$409	$402	$382	$260	(32)%	(38)%

OREO By Region:
North America	$305	$304	$294	$303	$195	(36)%	(36)%
EMEA	59	50	44	18	8	(56)%	(86)%
Latin America	47	50	49	49	47	(4)%	—
Asia	6	5	15	12	10	(17)%	67%
Total	$417	$409	$402	$382	$260	(32)%	(38)%

Other Repossessed Assets (4)	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,908	$1,620	$1,218	$1,350	$1,183	(12)%	(38)%
Consumer Non-Accrual Loans	7,095	7,028	6,716	6,272	5,924	(6)%	(17)%
Non-Accrual Loans (NAL)	9,003	8,648	7,934	7,622	7,107	(7)%	(21)%
OREO	417	409	402	382	260	(32)%	(38)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$9,420	$9,057	$8,336	$8,004	$7,367	(8)%	(22)%

NAL as a % of Total Loans	1.35%	1.30%	1.19%	1.17%	1.10%
NAA as a % of Total Assets	0.50%	0.48%	0.44%	0.43%	0.40%

Allowance for Loan Losses as a % of NAL	218%	219%	225%	222%	225%

(1)   Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)   Excludes SOP 3-03 purchased distressed loans.

(3)   Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)   Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)   There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$695	$672	$352	$353	$307	(13)%	(56)%
EMEA	489	396	319	281	228	(19)%	(53)%
Latin America	126	185	287	480	415	(14)%	NM
Asia	270	275	192	176	176	—	(35)%
Total	$1,580	$1,528	$1,150	$1,290	$1,126	(13)%	(29)%

Consumer Non-Accrual Loans By Region (2)
North America	$485	$469	$430	$440	$465	6%	(4)%
EMEA	61	51	46	37	30	(19)%	(51)%
Latin America	1,395	1,437	1,359	1,338	1,164	(13)%	(17)%
Asia	270	267	295	308	277	(10)%	3%
Total	$2,211	$2,224	$2,130	$2,123	$1,936	(9)%	(12)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$13	$25	$24	$20	$31	55%	NM
Global Consumer Banking	46	52	56	50	49	(2)%	7%
Corporate/Other	20	21	20	20	16	(20)%	(20)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$79	$98	$100	$90	$96	7%	22%

OREO By Region:
North America	$15	$31	$23	$24	$38	58%	NM
EMEA	15	16	16	6	2	(67)%	(87)%
Latin America	43	46	46	48	46	(4)%	7%
Asia	6	5	15	12	10	(17)%	67%
Total	$79	$98	$100	$90	$96	7%	22%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,580	$1,528	$1,150	$1,290	$1,126	(13)%	(29)%
Consumer Non-Accrual Loans	2,211	2,224	2,130	2,123	1,936	(9)%	(12)%
Non-Accrual Loans (NAL)	3,791	3,752	3,280	3,413	3,062	(10)%	(19)%
OREO	79	98	100	90	96	7%	22%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$3,870	$3,850	$3,380	$3,503	$3,158	(10)%	(18)%

NAA as a % of Total Assets	0.22%	0.22%	0.19%	0.20%	0.18%

Allowance for Loan Losses as a % of NAL	348%	343%	380%	349%	374%

N/A Not Available at the Citicorp level.  See “Non-Accrual Assets - Page 1” (on page 39) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						4Q14 Increase
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2013	2014	2014	2014	2014	3Q14	4Q13

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$41	$17	$15	$12	$14	17%	(66)%
EMEA	277	65	44	41	39	(5)%	(86)%
Latin America	1	1	1	1	1	—	—
Asia	9	9	8	6	3	(50)%	(67)%
Total	$328	$92	$68	$60	$57	(5)%	(83)%

Consumer Non-Accrual Loans By Region (2)
North America	$4,753	$4,670	$4,485	$4,106	$3,947	(4)%	(17)%
EMEA	77	80	55	—	2	NM	(97)%
Latin America	31	29	27	26	24	(8)%	(23)%
Asia	23	25	19	17	15	(12)%	(35)%
Total	$4,884	$4,804	$4,586	$4,149	$3,988	(4)%	(18)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (3):
North America	$290	$273	$271	$279	$157	(44)%	(46)%
EMEA	44	34	28	12	6	(50)%	(86)%
Latin America	4	4	3	1	1	—	(75)%
Asia	—	—	—	—	—	—	—
Total	$338	$311	$302	$292	$164	(44)%	(51)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$328	$92	$68	$60	$57	(5)%	(83)%
Consumer Non-Accrual Loans	4,884	4,804	4,586	4,149	3,988	(4)%	(18)%
Non-Accrual Loans (NAL)	5,212	4,896	4,654	4,209	4,045	(4)%	(22)%
OREO	338	311	302	292	164	(44)%	(51)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,550	$5,207	$4,956	$4,501	$4,209	(6)%	(24)%

NAA as a % of Total Assets	4.74%	4.57%	4.46%	4.37%	4.29%
Allowance for Loan Losses as a % of NAL	124%	124%	116%	119%	112%

N/A  Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 39) for total Citigroup balances.

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(4)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts)

Tangible Common Equity and Tangible Book Value Per Share

Tangible Common Equity (TCE) and Tangible Book Value Per Share are non-GAAP financial measures. TCE, as currently defined by Citigroup, represents common equity less goodwill and intangible assets (other than MSRs). Other companies may calculate TCE in a different manner. A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2014	2014	2014	2014

Tangible Book Value Per Share (on page 1):

Common Equity	$197,601	$201,244	$202,394	$203,304	$200,066
Less:
Goodwill	25,009	25,008	25,087	24,500	23,592
Intangible Assets (other than MSRs)	5,056	4,891	4,702	4,525	4,566

Goodwill related to assets held-for-sale	—	—	116	—	71

Tangible Common Equity (TCE)	$167,536	$171,345	$172,489	$174,279	$171,837
Common Shares Outstanding at quarter-end (CSO)	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9
Tangible Book Value Per Share (TCE/CSO)	$55.31	$56.40	$56.89	$57.53	$56.83

	December 31,		March 31,	June 30,	September 30,	December 31,
	2013		2014	2014	2014	2014 (1)
Basel III Common Equity Tier 1 Capital and Ratio

Citigroup Common Stockholders’ Equity(2)	$197,694		$201,350	$202,511	$203,421	$200,190
Add: Qualifying noncontrolling interests	182		177	183	172	165
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(1,245)		(1,127)	(1,007)	(979)	(909)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	177		170	116	193	279
Intangible Assets:
Goodwill, net of related deferred tax liabilities(5)	24,518		24,314	24,465	23,678	22,792
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related deferred tax liabilities	4,950		4,692	4,506	4,307	4,305
Defined benefit pension plan net assets	1,125		1,178	1,066	1,179	936
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards, and excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	42,754		40,375	37,981	36,453	36,411

Basel III Common Equity Tier 1 Capital	$125,597		$131,925	$135,567	$138,762	$136,541

Basel III Risk-Weighted Assets (RWA)	$1,242,000	(8)	$1,261,000	$1,281,000	$1,302,000	$1,299,000

Basel III Common Equity Tier 1 Capital ratio	10.11	%(8)	10.47%	10.58%	10.66%	10.5%

(1)         Preliminary.

(2)         Excludes issuance costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.

(3)         Citi’s Basel III Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)         The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the final U.S. Basel III rules.

(5)         Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(6)         Aside from MSRs, reflects other DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions.